ANNUAL
REPORT

December 31, 1996






The Wright Managed
Equity Trust

The Wright Managed
Income Trust



The Wright Managed Investment Funds

                  THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS



     The Wright Managed Blue Chip Investment Funds consists of four equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the nine funds have distinct investment objectives and policies. They can be used singly or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

                         Approved Wright Investment List

Securities selected for each of the three U.S. equity portfolios are drawn from investment lists prepared by Wright Investors' Service known as The Approved Wright Investment List (the "AWIL"). Companies on the AWIL are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies on the AWIL are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.

     A separate list, known as the International Approved Wright Investment List, is prepared for non-U.S. companies.


                                Four Equity Funds

Wright Selected Blue Chip Equities Fund (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

Wright Junior Blue Chip Equities (WJBC). This portfolio seeks to enhance total investment return of price appreciation plus income by providing management of equities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies on the AWIL which when ranked by stock market capitalization represent the smaller companies on the list. These companies are then ranked by their outlook and those with higher ranking are considered for purchase. Investments are equally weighted.

Wright Quality Core Equities Fund (WQC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright Investors' Service first ranks all AWIL companies by comparative market value. The smaller companies are eliminated from consideration. From the remaining companies Wright's Investment Committee selects, based on quantitative formulae, those companies which are expected to do better over the next one to two years. The quantitative formulae takes into consideration factors such as
over/under   valuation  and  compatibility   with  current  market  trends.
Investments in the portfolio are equally weighted in the selected securities.

Wright International Blue Chip Equities Fund (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.



                               A Money Market Fund

Wright U.S. Treasury Money Market Fund seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities.



                             Four Fixed-Income Funds

Wright U.S. Treasury Near Term Fund (WNTB), like WUSTB, is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. The average weighted maturity varies from one to five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.


Wright U.S. Treasury Fund (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.


Wright Total Return Bond Fund (WTRB) is a diversified portfolio of quality government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly.


Wright Current Income Fund (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. Currently, this portfolio is primarily invested in mortgage Participation Certificates issued by the Government National Mortgage Association (GNMA). GNMA guarantees that the fund will receive timely principal and interest payments. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

                                 TABLE OF CONTENTS



              INVESTMENT OBJECTIVES..........................Inside Front Cover

              LETTER TO SHAREHOLDERS........................................ 2

              WRIGHT MANAGED EQUITY FUNDS --
                  Dividend Distributions................................... 10

              WRIGHT MANAGED INCOME FUNDS --
                  Dividend Distributions................................... 12


     THE WRIGHT MANAGED EQUITY TRUST

              WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) --
                  Portfolio of Investments................................. 14
                  Financial Statements..................................... 17

              WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC) --
                  Portfolio of Investments................................. 20
                  Financial Statements..................................... 22

              WRIGHT QUALITY CORE EQUITIES FUND (WQC) --
                  Portfolio of Investments................................. 25
                  Financial Statements..................................... 28

              WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) --
                  Portfolio of Investments................................. 31
                  Financial Statements..................................... 34
                  Notes to Financial Statements............................ 37

     THE WRIGHT MANAGED INCOME TRUST

              WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) --
                  Portfolio of Investments................................. 42
                  Financial Statements..................................... 43

              WRIGHT U.S. TREASURY NEAR TERM FUND (WNTB) --
                  Portfolio of Investments................................. 45
                  Financial Statements..................................... 46

              WRIGHT U.S. TREASURY FUND (WUSTB) --
                  Portfolio of Investments................................. 49
                  Financial Statements..................................... 50

              WRIGHT TOTAL RETURN BOND FUND (WTRB) --
                  Portfolio of Investments................................. 53
                  Financial Statements..................................... 54

              WRIGHT CURRENT INCOME FUND (WCIF) --
                Portfolio of Investments................................... 57
                Financial Statements....................................... 61
                Notes to Financial Statements.............................. 64

                             REPORT TO SHAREHOLDERS




                                                             January 1997



Dear Shareholders:

The U.S. stock market surpassed most expectations during 1996. After a 33% advance in 1995, the Dow added another 26% in 1996, a year in which few market analysts expected more than a 10% rise from stocks. The Federal Reserve's repeated decision not to raise interest rates during 1996 helped pull a record $220 billion into stock mutual funds during the year.

Foreign stock markets generally followed the U.S. lead during 1996, setting record highs in most markets with the exception of Japan. Outside of the U.S., global bond yields declined during 1996. Despite rising oil prices, inflation pressures were dampened by sluggish economic expansions, high unemployment, global competition and tight fiscal policies. The U.S. dollar was strong during 1996, rising to a 46-month high against the yen in December.

For the most part, the economic climate is expected to remain favorable for the financial markets in 1997. In the U.S., real GDP growth on the order of 2 1/2% is forecast, the same rate as has been averaged since the expansion began in 1991; inflation is expected to be at or under 3% for the sixth straight year. Expansions in Europe and Japan may become more convincing in the year ahead, but surplus global capacity will keep inflation pressures under control. The year ahead should see further increases in corporate profits, although the aggregate gains are unlikely to match the double-digit percentage increases of 1992-96. If our forecasts of moderate global growth and low inflation hold up, the Federal Reserve may be content to keep U.S. interest rates at 1995-96 levels.

The coming year will probably prove more challenging for global stock markets. With moderate growth and low inflation continuing, the economic backdrop has to be judged favorable for stocks, albeit perhaps not so positive as to sustain the market P/E multiple at 20 times expected 1997 earnings. After six years of pretty steady advances, the U.S. stock market appears to be overdue for a 10% correction. Stronger economic and corporate profit growth abroad may shift global stock market leadership away from New York during 1997. Longer term, the outlook remains favorable for high-quality stocks. Rising productivity and profitability, low inflation, the possibility of greater fiscal discipline out of Washington and other world capitals, and a population increasingly inclined toward saving and investment constitute a positive environment for equity securities into the 21st century.

As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability.

The paragraphs below discuss the various economic, political and market factors affecting the investment performance of the Wright Equity and Fixed-Income Funds during 1996 and prospects for the period ahead.

                                                        Sincerely,




                                                         Peter M. Donovan
                                                         President

STOCK FUNDS

The U.S. stock market extended its streak of positive quarters to eight straight with a healthy rise through the end of 1996. For the first two months of the fourth quarter, stock prices had the support of a nice rally in the bond market. But even in December, with the bond market in retreat, the bullish mood in stocks prevailed. Comments by Fed Chairman Alan Greenspan implying that the U.S. stock market had risen to speculative highs sparked a 4% sell-off early in the month, but the bull market was back on track just as rapidly. Except for the rise in long-term interest rates, market fundamentals remain sound: the economic backdrop of moderate growth with low inflation that investors have found to their liking since 1990 shows no sign of ending.

Price/earnings multiples have recently climbed to some of the highest levels in decades. At 18.5 times forecast 1997 earnings, the S&P 500's current pricing represents a premium of about one-third over the market's post-1960 average P/E. These valuations increase the chances of a correction some time during 1997. Nevertheless, the longer-term outlook is judged to be favorable for high-quality stocks.


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

In 1996, the Selected Blue Chip Equities Fund (WBC) had a 18.6% return, better than the 17.0% return on Value Line's 1600-stock Composite and slightly behind the Lipper stock fund average return of 19.2%. Contributing to the Fund's results were strong performances in financial stocks and in electronics stocks. In general, below-average returns for utilities, for foods and for printing and publishing stocks detracted from 1996 performance. The Fund's relatively small positions in the drug industry and in oil and gas stocks, good groups in 1996, also hampered last year's results.

The major stock market averages derived much of their strength during 1996 from an increasingly narrow group of big-cap market favorites. The phenomenon of indexing has resulted in a "crowding in" among Dow and S&P-type stocks, escalating P/E multiples among the select issues to levels reminiscent of the early 1970s. While many of today's "nifty fifty" have risen to significant overvaluations, however, stocks outside this inner circle generally remain reasonably valued. At the beginning of 1997, Selected Blue Chip Equities averaged a P/E multiple of 15.2, well below the S&P 500's P/E of 20.6. This P/E discount for high-quality stocks is expected to make for improved relative performance for the WBC Fund over the next several years.


WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

The Wright Junior Blue Chip Fund (WJBC) achieved a total return of 17.5% for 1996, compared with 17.0% for Value Line and 16.1% for the Russell 2000. Junior Blue Chip technology holdings generally performed well last year; the Fund also benefited from its absence from the utility sector, which lagged in 1996.

At the end of 1996, Junior Blue Chip stock holdings were trading at an average P/E multiple of 14.4, a 30% discount to the S&P 500's 20.6. Given their relatively low valuations, the stocks in the Junior Blue Chip Fund are expected to hold up comparatively well in the more challenging investment environment envisioned for 1997. Longer term, the Junior Blue Chips should benefit from their above-average growth prospects.


WRIGHT QUALITY CORE EQUITIES FUND

The Quality Core Fund (WQC) had a total investment return of 17.6%, as compared with 17.0% for Value Line and 19.2% for the Lipper average. The Quality Core Fund benefited from its large position in financial stocks and from an underweighting in utilities during 1996; technology holdings had a strong performance. Stocks in the chemicals and construction industries had below-average returns, holding back Fund performance.

The stocks in the Quality Core Fund at the end of 1996 are forecast to achieve a 12% average annual rate of earnings growth over the next five years, higher than the 8% rate projected for the S&P 500 Composite. Because of the market's recent focus on big-cap stocks such as those in the S&P 500, the somewhat smaller stocks in the Quality Core are available at a pricing discount to the S&P. At year end 1996, Quality Core stocks were trading at a P/E multiple of 16.2, roughly 20% below the S&P 500's P/E of 20.6. Given this discount and their superior growth prospects, the stocks in the Quality Core are judged to be attractive holdings for long-term investors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The International Blue Chip Fund (WIBC) had a total investment return of 20.7%, easily exceeding the 6.5% return for the FT/S&P World ex U.S. index. The IBC Fund continued to benefit from its relatively large investment in Europe (53% of holdings) and its low exposure to Japan (9%). In total, European markets averaged a better-than-20% return last year, while Tokyo lost around 16% in dollars. For the year 1996, strong markets in the U.K., France, the Netherlands, Hong Kong, Denmark and Sweden contributed to the Fund's superior results.

Outside the United States, economic conditions are on a gradually rising trend. In Europe, progress toward monetary union has brought restrictive fiscal programs, lower inflation and reduced government deficits. Central bank policies have been in the direction of easy money, keeping interest rates trending lower. Japan's economic expansion continues to be irregular, which mostly reflects the low level of confidence induced by the weak stock market and shaky banking system.

While the U.S. economic expansion is almost seven years old, the economies of Europe are in less mature stages of expansion. From this point, growth comparisons - GDP and corporate earnings - will begin to favor markets outside the U.S. Judging from the continuing slide in Tokyo share prices in the early weeks of 1997, it is probably premature to say that Japan's long bear market is over. Notwithstanding this weakness, it appears that global economic fundamentals are beginning to lean in the direction of foreign markets; investors will probably be well served by a healthy allocation to high-quality foreign stocks.

FIXED-INCOME FUNDS

Treasury bond yields increased about 75 basis points during 1996. The retreat in bond prices last year was without any basis in terms of inflation. The core inflation rate came in under 3% for 1996 and is unlikely to accelerate any time soon; competition will continue to force businesses to use productivity gains rather than price increases to recover higher costs. Although the Federal Reserve still maintains a bias toward tightening, we believe that 1997 is unlikely to see higher interest rates so long as the economy stays on its present course.

Conditions favor a small decline in interest rates in 1997: U.S. economic growth remains moderate, inflation is under control globally, and Congress and the Administration appear inclined to work together to lower the budget deficit. But inflation fears die hard. Wright believes that the 30-year T-bond rate will stay in a range of 6%-7% again in 1997, although by year end it should be closer to 6% than 7%. Reflecting the increased possibility of near-term profit taking in bonds, in November Wright shortened the target durations in bond portfolios.

WRIGHT U.S. TREASURY MONEY MARKET FUND

For the year 1996, the Wright U.S. Treasury Money Market Fund (WTMM), whose average maturity at year end was 84 days, returned 4.8%, the same as the average money market fund but slightly below the 5.1% return on 90-day Treasury bills. For most of the fourth quarter, the coupon equivalent yield on 90-day Treasury bills was close to the

5.1% rate at which the quarter began. For the quarter, the WTMM Fund had a total investment return of 1.2%, matching the return on the average money market fund.

In the year ahead, the return on cash equivalent securities is likely to be in the 5% range as T-bill rates stay close to their 1996 range of 4.9%-5.4%. With the core rate of inflation likely to stay under 3% in 1997, Wright does not expect the Fed to raise interest rates in the near future. This will limit the upper range of short-term yields; fear of inflation, however unfounded, will probably persist, limiting the downside.

WRIGHT U.S. TREASURY NEAR TERM FUND

The Wright U.S. Treasury Near-Term Fund (WNTB) had a total return of 3.9% for all of 1996, below the 5.1% return for 90-day Treasury bills. The WNTB Fund achieved a 1.7% return in the fourth quarter of 1996, topping the 1.2% return on 90-day Treasury bills and the average money-market fund for the period.

At year end 1996, the Fund's average duration was 2.0 years, compared with 1.7 years three months earlier. Yields on two-year Treasury issues declined 22 basis points in the fourth quarter. At the end of 1996, 97% of the Fund's assets were U.S. Treasury securities with the remaining 3% in U.S. government agency securities. At December 31, the WNTB Fund's yield to maturity was 5.9%, the same as three months earlier.


WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB) declined 1.2% during 1996, compared with a decline of 0.8% for the Lehman long-term government bond index and a gain of 4.7% for the Lipper fixed-income fund average. Over the last five years, the WUSTB has had an average annual rate of total return of 7.5% compared to 6.7% for the Lipper average.

At year end 1996, the Wright U.S. Treasury Fund had an average yield to maturity of 6.4%, down from 6.7% at September 30. The Fund's average duration was 6.0 years, down from 7.0 years.


WRIGHT TOTAL RETURN BOND FUND

Reflecting the rise in bond yields during the first half of 1996, partly offset by declining yields over the second half, the Wright Total Return Bond Fund
(WTRB) had a total investment return of 0.9% in 1996, compared with 2.9% for the Lehman Government/Corporate Index. Since inception 13 1/4 years ago, the Fund has had an annual rate of return of 9.8%, compared with 8.9% for the Lipper fixed-income fund average.

In the fourth quarter, the WTRB had a total return of 3.6% compared to 3.1% for the Lehman Brothers Government/Corporate Composite Index and 2.8% for the Lipper average. During the fourth quarter, the duration of this Fund was shortened to
5.9 years from 6.8. At year end, the Fund's yield to maturity was 6.4%, down from 6.9% at the end of the third quarter.


WRIGHT CURRENT INCOME FUND

For 1996, the Wright Current Income Fund (WCIF) had a total investment return of 4.3%, slightly ahead of the 4.0% earned by the Morningstar government mortgage fund average. With mortgage rates declining in the fourth quarter of 1996, WCIF earned a total investment return of 2.9% for the period, as compared with a 2.9% return on the Morningstar fund average.

The Wright Current Income Fund is invested in mortgage-based  securities (Ginnie
Maes) backed by the U.S. government. Its relatively high current yield of 6.6% at the end of 1996 was more than three percentage points above the inflation rate, making it an attractive choice for income-oriented investors.

 WRIGHT MANAGED EQUITY TRUST - EQUITY FUNDS

 WRIGHT SELECTED BLUE CHIP EQUITIES FUND Growth of $10,000 invested 1/1/87* through 12/31/96

                                                Annual Total Return
                                         Lst 1 Yr       Lst 5 Yrs    Lst 10 Yrs
Wright Selected Blue Chip Fund             +18.6%         + 9.8%         +12.0%
Lipper Growth Funds                        +19.2%         +12.7%         +13.0%
NYSE                                       +21.9%         +14.5%         +14.5%
Wright U.S. Fiduciary Equity Index         +19.1%         +16.9%         +14.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 1/1/87 would have grown to $31,085 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        Wright Selected         Lipper         NYSE   Wright U.S. Fiduciary
       Blue Chip Equities Fund   Growth Funds                Equity Index
12/31/86        $10,000             $10,000       $10,000        $10,000
12/31/87         $9,817             $10,110       $10,294         $9,850
12/31/88        $11,909             $11,529       $12,077        $12,352
12/31/89        $14,835             $14,474       $15,614        $14,491
12/31/90        $14,345             $13,681       $15,018        $12,504
12/31/91        $19,507             $18,604       $19,739        $17,572
12/31/92        $20,426             $20,054       $21,326        $21,320
12/31/93        $20,848             $22,181       $23,677        $24,781
12/31/94        $20,114             $21,705       $23,649        $24,959
12/31/95        $26,216             $28,387       $31,897        $32,227
12/31/96        $31,085             $33,846       $38,886        $38,387



WRIGHT MANAGED EQUITY TRUST - EQUITY FUNDS

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND Growth of $10,000 invested 1/1/87 through 12/31/96

                                                 Annual Total Return
                                       Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright Junior Blue Chip Fund            +17.5%         + 9.0%         + 9.2%
Value Line Stock Index                  +17.0%         +12.3%         + 8.9%
NYSE                                    +21.9%         +14.5%         +14.5%
Wright U.S. Fiduciary Equity Index      +19.1%         +16.9%         +14.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT JUNIOR BLUE CHIP EQUITIES FUND on 1/1/87 would have grown to $24,146 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         Wright Junior     Value Line      NYSE       Wright U.S. Fiduciary
               Blue Chip       Stock Index                    Equity Index
             Equities Fund
12/31/86        $10,000         $10,000        $10,000        $10,000
12/31/87         $9,642          $9,180        $10,294         $9,850
12/31/88        $11,108         $10,935        $12,077        $12,352
12/31/89        $12,843         $12,563        $15,614        $14,491
12/31/90        $11,480          $9,931        $15,018        $12,504
12/31/91        $15,726         $13,132        $19,739        $17,572
12/31/92        $16,242         $14,577        $21,326        $21,320
12/31/93        $17,529         $16,693        $23,677        $24,781
12/31/94        $17,048         $16,261        $23,649        $24,959
12/31/95        $20,544         $20,053        $31,897        $32,227
12/31/96        $24,146         $23,470        $38,886        $38,387



WRIGHT MANAGED EQUITY TRUST - EQUITY FUNDS

WRIGHT QUALITY CORE EQUITIES FUND
Growth of $10,000 invested 1/1/87 through 12/31/96

                                                 Annual Total Return
                                       Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright Quality Core Equities Fund       +17.6%         +10.4%         +12.4%
Lipper Growth Funds                     +19.2%         +12.7%         +13.0%
NYSE                                    +21.9%         +14.5%         +14.5%
Wright U.S. Fiduciary Equity Index      +19.1%         +16.9%         +14.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT QUALITY CORE EQUITIES FUND on 1/1/7 would have grown to
$32,135 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        Wright Quality Core  Lipper          NYSE   Wright U.S. Fiduciary
             Equities Fund     Growth Funds                 Equity Index

12/31/86        $10,000          $10,000        $10,000        $10,000
12/31/87        $10,101          $10,110        $10,294         $9,850
12/31/88        $11,784          $11,529        $12,077        $12,352
12/31/89        $14,497          $14,474        $15,614        $14,491
12/31/90        $14,078          $13,681        $15,018        $12,504
12/31/91        $19,555          $18,604        $19,739        $17,572
12/31/92        $21,123          $20,054        $21,326        $21,320
12/31/93        $21,334          $22,181        $23,677        $24,781
12/31/94        $21,179          $21,705        $23,649        $24,959
12/31/95        $27,317          $28,387        $31,897        $32,227
12/31/96        $32,135          $33,846        $38,886        $38,387



     NOTES: The investment results of Wright U.S. Equity Funds and Lipper's average of 775 Growth Funds are net of all fees and expenses charged to the Funds. No fees or expenses have been deducted from the other averages. The Total Investment Return is the % return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.

WRIGHT MANAGED EQUITY TRUST - EQUITY FUNDS

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND Growth of $10,000 invested 10/1/89* through 12/31/96

                                                Annual Total Return
                                      Lst 1 Yr      Lst 5 Yrs     Since Incept*
Wright Int'l Blue Chip Equities Fund   +20.7%         +10.7%         +9.0%
FT World Ex U.S. Index                 + 6.5%         + 7.9%         +4.1%
Wright Int'l Fiduciary Equity Index    + 5.7%         + 7.1%         +4.8%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 10/1/89 would have grown to $18,696 by
 December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date      Wright Int'l Blue Chip   FT World        Wright Int'l Fiduciary
             Equities Fund        Ex U.S Index          Equity Index

09/30/89        $10,000              $10,000               $10,000

12/31/89        $10,312              $10,490               $10,587
12/31/90         $9,599               $8,064                $8,946
12/31/91        $11,251               $9,138                $9,971
12/31/92        $10,807               $7,944                $8,383
12/31/93        $13,858              $10,507               $11,362
12/31/94        $13,631              $11,386               $12,576
12/31/95        $15,486              $12,575               $13,284
12/31/96        $18,696              $13,393               $14,045


NOTES: *: For comparison with other averages, the investment results are shown from the first month-end since the Fund's inception. The investment results of Wright International Blue Chip Equities Fund are net of all fees and expenses charged to the Fund. No fees or expenses have been deducted from the other averages. The Total Investment Return is the % return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.

WRIGHT MANAGED INCOME TRUST - BOND FUNDS

WRIGHT U.S.  TREASURY NEAR TERM FUND
Growth of $10,000 invested 1/1/87 through 12/31/96

                                               Annual Total Return
                                       Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright U.S. Treasury Near Term Fund     +3.9%          +5.3%          +6.7%
Lehman Gov't/Corp Index                 +2.9%          +7.2%          +8.4%
Morningstar Gov't (1-5 Yrs) Funds       +3.2%          +4.8%          +6.5%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. TREASURY NEAR TERM FUND on 1/1/87 would have grown to $19,042 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        Wright U.S.Treasury   Lehman Gov't/Corp   Morningstar Gov't
            Near Term Fund             Index          (1-5 Yrs) FundS

12/31/86        $10,000                $10,000           $10,000
12/31/87        $10,234                $10,229           $10,292
12/31/88        $10,822                $11,005           $10,974
12/31/89        $12,031                $12,572           $12,160
12/31/90        $13,021                $13,613           $13,205
12/31/91        $14,724                $15,808           $14,937
12/31/92        $15,645                $17,006           $15,767
12/31/93        $16,890                $18,882           $16,731
12/31/94        $16,367                $18,220           $18,255
12/31/96        $19,042                $22,356           $18,843


WRIGHT MANAGED INCOME TRUST - BOND FUNDS

WRIGHT U.S. TREASURY FUND
Growth of $10,000 invested 1/1/87 through 12/31/96

                                                      Annual Total Return
                                       Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright U.S. Treasury Fund       -1.3%          +7.5%          +8.1%
Lehman Gov't/Corp Index         +2.9%          +7.2%          +8.4%
Lipper Fixed Income Funds       +4.7%          +6.7%          +7.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. TREASURY FUND on 1/1/87 would have grown to $21,778 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date          Wright U.S.    Lehman Gov't/Corp    Lipper Fixed
             Treasury Fund      Index             Income Funds

12/31/86        $10,000        $10,000            $10,000
12/31/87         $9,704        $10,229            $10,127
12/31/88        $10,442        $11,005            $10,928
12/31/89        $12,140        $12,572            $11,958
12/31/90        $12,908        $13,613            $12,467
12/31/91        $15,175        $15,808            $14,733
12/31/92        $16,247        $17,006            $15,892
12/31/93        $18,831        $18,882            $17,429
12/31/94        $17,207        $18,220            $16,857
12/31/95        $22,057        $21,726            $19,423
12/31/96        $21,778        $22,356            $20,334

WRIGHT MANAGED INCOME TRUST - BOND FUNDS

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 invested 1/1/87 through 12/31/96

                                             Annual Total Return
                                    Lst 1 Yr      Lst 5 Yrs      Lst 10 Yrs
Wright Total Return Bond Fund        +0.9%          +6.5%          +7.0%
Lehman Gov't/Corp Index              +2.9%          +7.2%          +8.4%
Lipper Fixed Income Funds            +4.7%          +6.7%          +7.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 1/1/87 would have grown to $19,608 by
 December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date      Wright Total Return  Lehman Gov't/Corp   Lipper Fixed
               Bond Fund             Index          Income Funds

12/31/86        $10,000            $10,000           $10,000
12/31/87         $9,687            $10,229           $10,127
12/31/88        $10,389            $11,005           $10,928
12/31/89        $11,800            $12,572           $11,958
12/31/90        $12,424            $13,613           $12,467
12/31/91        $14,335            $15,808           $14,733
12/31/92        $15,357            $17,006           $15,892
12/31/93        $17,050            $18,882           $17,429
12/31/94        $15,933            $18,220           $16,857
12/31/95        $19,433            $21,726           $19,423
12/31/96        $19,608            $22,356           $20,334


WRIGHT MANAGED INCOME TRUST - BOND FUNDS

WRIGHT CURRENT INCOME FUND
Growth of $10,000 invested 5/1/87* through 12/31/96

                                             Annual Total Return
                                  Lst 1 Yr       Lst 5 Yrs      Since Incept*
Wright Current Income Fund          +4.3%          +6.2%          +8.5%
Lehman Gov't/Corp Index             +2.9%          +7.2%          +8.8%
Lehman Mtg-Backed index             +5.3%          +6.7%          +9.2%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME BOND FUND on 5/1/87 would have grown to $22,082 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date           Wright Current Lehman Gov't/Corp     Lehman Mtg-Backed
               Income Fund         Index                  Index

04/30/87        $10,000           $10,000                 $10,000
12/31/87        $10,416           $10,356                 $10,500
12/31/88        $11,323           $11,141                 $11,416
12/31/89        $12,925           $12,728                 $13,169
12/31/90        $14,198           $13,782                 $14,581
12/31/91        $16,372           $16,004                 $16,873
12/31/92        $17,475           $17,217                 $18,048
12/31/93        $18,626           $19,117                 $19,283
12/31/94        $18,016           $18,446                 $18,972
12/31/95        $21,162           $21,996                 $22,160
12/31/96        $22,082           $22,634                 $23,346


     NOTES: *: For comparison with other averages, the investment results are shown from the first month-end since the Fund's inception. The investment results of Wright Fixed Income Funds, Lipper's average of 1645 Fixed Income
Funds and Morningstar's average of 114 Government General Funds with average maturities of 1 to 5 years are net of all fees and expenses charged to the Funds. No fees or expenses have been deducted from the Lehman Bond Indices. The Total Investment Return is the % return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.



                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

  1/4/83         $10.00                             100.00     $1,000.00

 Dec. 95          16.83     0.830    0.050060       268.85      4,524.70        30.34%      12.82%      11.59%      12.32%

 Jan. 96          17.11                             268.85      4,599.98        31.27%      12.30%      11.76%      12.38%
 Feb. 96          17.38                             268.85      4,672.57        26.73%      11.51%      11.11%      12.44%
 Mar. 96          17.56     0.050    0.002851       269.61      4,734.42        27.61%      10.68%      10.69%      12.46%
 Apr. 96          17.78                             269.61      4,793.73        26.44%      11.24%      10.80%      12.49%
 May  96          18.16                             269.61      4,896.19        25.44%      11.00%      10.55%      12.58%
 Jun. 96          18.17     0.050    0.002776       270.36      4,912.48        22.97%      11.62%      10.46%      12.53%
 Jul. 96          17.27                             270.36      4,669.16        13.19%       9.72%      10.59%      12.02%
 Aug. 96          17.82                             270.36      4,817.86        15.72%       9.61%      10.33%      12.20%
 Sep. 96          18.51     0.050    0.002744       271.10      5,018.14        16.32%      10.80%      11.64%      12.46%
 Oct. 96          18.71                             271.10      5,072.36        18.14%      10.65%      11.24%      12.46%
 Nov. 96          19.79                             271.10      5,365.15        20.29%      12.41%      11.70%      12.84%
 Dec. 96          17.73     2.040    0.116173       302.60      5,365.08        18.57%       9.77%      12.01%      12.76%
-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)

 1/15/85         $10.00                             100.00     $1,000.00

 Dec. 95          10.85     1.220    0.112442       251.19      2,725.41        20.51%      12.34%       8.05%       9.58%

 Jan. 96          10.93                             251.19      2,745.51        22.97%      10.88%       8.14%       9.58%
 Feb. 96          11.18                             251.19      2,808.31        19.82%       9.80%       7.59%       9.73%
 Mar. 96          11.23     0.045    0.004032       252.20      2,832.24        20.41%       8.83%       7.03%       9.74%
 Apr. 96          11.28                             252.20      2,844.85        18.25%       9.35%       7.06%       9.70%
 May  96          11.55                             252.20      2,912.94        19.97%       9.01%       6.80%       9.86%
 Jun. 96          11.46     0.025    0.002187       252.75      2,896.57        16.23%       9.29%       6.84%       9.73%
 Jul. 96          10.71                             252.75      2,707.00         3.83%       7.66%       7.12%       9.01%
 Aug. 96          11.21                             252.75      2,833.38         6.92%       8.10%       7.36%       9.37%
 Sep. 96          11.67     0.025    0.002193       253.31      2,956.11         8.74%       9.22%       8.64%       9.70%
 Oct. 96          11.80                             253.31      2,989.04        12.37%       8.92%       8.47%       9.73%
 Nov. 96          12.30                             253.31      3,115.70        14.23%      10.34%       8.79%      10.04%
 Dec. 96           8.86     3.700    0.427252       361.54      3,203.20        17.53%       8.95%       9.22%      10.22%
---------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT QUALITY CORE EQUITIES FUND (WQC)

 7/22/85         $10.00                             100.00     $1,000.00

 Dec. 95          12.65     1.880    0.150641       286.43      3,623.34        28.98%      14.18%      12.31%      13.12%

 Jan. 96          12.88                             286.43      3,689.24        29.85%      13.19%      12.45%      13.20%
 Feb. 96          13.12                             286.43      3,757.99        26.35%      12.03%      11.76%      13.29%
 Mar. 96          13.26     0.035    0.002642       287.19      3,808.12        26.66%      11.31%      11.28%      13.32%
 Apr. 96          13.41                             287.19      3,851.20        25.92%      11.61%      11.42%      13.33%
 May  96          13.65                             287.19      3,920.12        25.33%      11.00%      11.06%      13.41%
 Jun. 96          13.55     0.030    0.002232       287.83      3,900.09        21.80%      11.65%      10.84%      13.25%
 Jul. 96          12.85                             287.83      3,698.61        11.53%       9.73%      10.96%      12.60%
 Aug. 96          13.32                             287.83      3,833.89        14.24%       9.90%      10.77%      12.86%
 Sep. 96          13.90     0.030    0.002193       288.46      4,009.60        16.05%      11.20%      12.23%      13.21%
 Oct. 96          14.03                             288.46      4,047.10        17.90%      11.26%      11.74%      13.20%
 Nov. 96          14.82                             288.46      4,274.99        19.59%      13.11%      12.12%      13.64%
 Dec. 96          12.45     2.300    0.186840       342.36      4,262.34        17.63%      10.44%      12.38%      13.51%


---------------------------------------------------------------------------------------------------------------------------------
 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 7/22/85         $10.00                             100.00     $1,000.00

 Dec. 95          14.77     0.100    0.006873       106.21      1,568.69        13.61%      10.04%         --        7.42%

 Jan. 96          15.12                             106.21      1,605.87        20.06%       9.89%         --        7.71%
 Feb. 96          15.30                             106.21      1,624.98        18.32%       8.30%         --        7.81%
 Mar. 96          15.77                             106.21      1,674.90        15.65%      10.00%         --        8.20%
 Apr. 96          16.12                             106.21      1,712.08        15.03%      10.14%         --        8.45%
 May  96          16.31                             106.21      1,732.26        14.12%      10.51%         --        8.53%
 Jun. 96          16.36                             106.21      1,737.57        13.29%      11.57%         --        8.47%
 Jul. 96          16.03                             106.21      1,702.52         7.03%      10.15%         --        8.04%
 Aug. 96          16.38                             106.21      1,739.69        13.66%      10.49%         --        8.28%
 Sep. 96          16.73                             106.21      1,776.86        14.28%      10.26%         --        8.50%
 Oct. 96          17.00                             106.21      1,805.54        16.76%      10.37%         --        8.64%
 Nov. 96          17.54                             106.21      1,862.89        22.05%      11.52%         --        9.01%
 Dec. 96          16.69     1.110    0.068434       113.48      1,893.98        20.73%      10.69%         --        9.00%
---------------------------------------------------------------------------------------------------------------------------------

 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) - 1996


                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
----------------------------------------------------------------------------------------------------------------------------------

                                                              $1,000.00
  Jan.  31                       $0.004108629                  1,004.11                4.84%           --         4.84%
  Feb.  29                        0.003776815                  1,007.90                4.75%           --         4.80%
  Mar.  31                        0.003977021                  1,011.91                4.68%         4.76%        4.76%
  Apr.  30                        0.003805197                  1,015.76                4.63%         4.69%        4.73%
  May   31                        0.003923646                  1,019.75                4.62%         4.64%        4.70%
  Jun.  30                        0.003831601                  1,023.65                4.66%         4.64%        4.70%
  Jul.  31                        0.004024233                  1,027.77                4.75%         4.70%        4.77%
  Aug.  31                        0.004059175                  1,031.94                4.79%         4.76%        4.79%
  Sep.  31                        0.003935537                  1,036.01                4.80%         4.80%        4.81%
  Oct.  31                        0.004079356                  1,040.23                4.82%         4.82%        4.83%
  Nov.  31                        0.003926509                  1,044.32                4.79%         4.82%        4.84%
  Dec.  31                        0.004000559                  1,048.49                4.72%         4.80%        4.85%
                                   ----------

      Total                      $0.047448278


                 (a): Assumes reinvestment of monthly dividends.


---------------------------------------------------------------------------------------------------------------------------------

                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00

   12/95        10.45    $0.053142     0.005085     265.301     2,772.40        11.93%       7.07%       7.56%       8.55%

    1/96        10.48     0.052798     0.005038     266.638     2,794.36        11.34%       7.05%       7.59%       8.55%
    2/96        10.37     0.050144     0.004835     267.927     2,778.40         8.98%       6.77%       7.20%       8.45%
    3/96        10.30     0.052477     0.005095     269.292     2,773.71         8.24%       6.64%       6.90%       8.38%
    4/96        10.24     0.050922     0.004973     270.631     2,771.27         7.08%       6.44%       6.81%       8.31%
    5/96        10.21     0.051530     0.005047     271.997     2,777.09         4.69%       6.37%       7.00%       8.27%
    6/96        10.22     0.049114     0.004806     273.304     2,793.17         4.67%       6.48%       6.80%       8.27%
    7/96        10.21     0.050606     0.004957     274.659     2,804.27         5.05%       6.37%       6.75%       8.24%
    8/96        10.18     0.051114     0.005021     276.038     2,810.07         4.53%       6.01%       6.52%       8.20%
    9/96        10.22     0.049124     0.004807     277.365     2,834.67         4.91%       5.86%       6.75%       8.22%
   10/96        10.28     0.050141     0.004878     278.718     2,865.22         5.09%       5.87%       6.72%       8.26%
   11/96        10.31     0.048871     0.004740     280.039     2,887.20         4.87%       5.79%       6.69%       8.26%
   12/96        10.24     0.050356     0.004918     281.416     2,881.70         3.91%       5.28%       6.65%       8.19%
                         ---------
   Total                   $0.604

--------------------------------------------------------------------------------------------------------------------------------


  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/95        14.71    $0.067219     0.004566     263.195     3,871.60        28.18%      11.31%      10.21%      11.51%
    1/96        14.63     0.073060     0.004994     264.509     3,869.77        24.99%      11.07%      10.17%      11.41%
    2/96        13.91     0.065579     0.004715     265.756     3,696.67        16.16%       9.98%       8.88%      10.93%
    3/96        13.65     0.064552     0.004729     267.013     3,644.73        13.84%       9.59%       8.11%      10.73%
    4/96        13.43     0.056895     0.004236     268.144     3,601.18        10.64%       9.07%       7.98%      10.56%
    5/96        13.31     0.061404     0.004613     269.381     3,585.47         2.57%       8.98%       8.34%      10.45%
    6/96        13.45     0.060585     0.004507     270.596     3,636.80         2.89%       9.44%       8.02%      10.50%
    7/96        13.39     0.063165     0.004717     271.872     3,640.37         4.62%       9.16%       8.03%      10.43%
    8/96        13.27     0.062508     0.004710     273.153     3,624.74         2.18%       8.36%       7.58%      10.33%
    9/96        13.46     0.061306     0.004555     274.397     3,693.38         2.39%       8.12%       8.13%      10.42%
   10/96        13.77     0.063993     0.004647     275.672     3,796.00         2.55%       8.64%       8.19%      10.57%
   11/96        14.03     0.061898     0.004412     276.888     3,884.74         2.68%       9.03%       8.26%      10.70%
   12/96        13.58     0.234859     0.017294     281.677     3,825.17        -1.23%       7.49%       8.09%      10.50%
                         ---------
   Total                   $0.926
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/95        13.12    $0.064282     0.004900     264.767     3,473.75        21.97%       9.36%       8.88%      10.53%
    1/96        13.11     0.061674     0.004704     266.013     3,487.43        20.11%       9.22%       8.96%      10.49%
    2/96        12.61     0.059875     0.004748     267.276     3,370.35        13.13%       8.37%       7.73%      10.12%
    3/96        12.39     0.061510     0.004964     268.603     3,327.99        10.83%       8.00%       7.00%       9.94%
    4/96        12.20     0.058748     0.004815     269.896     3,292.74         8.08%       7.55%       6.87%       9.78%
    5/96        12.08     0.058217     0.004819     271.197     3,276.06         2.13%       7.32%       7.23%       9.67%
    6/96        12.21     0.056209     0.004604     272.446     3,326.56         2.87%       7.73%       6.92%       9.74%
    7/96        12.15     0.058679     0.004830     273.761     3,326.20         3.75%       7.46%       6.95%       9.67%
    8/96        12.06     0.059898     0.004967     275.121     3,317.96         2.07%       6.90%       6.52%       9.58%
    9/96        12.24     0.059271     0.004842     276.453     3,383.79         2.92%       6.84%       7.07%       9.69%
   10/96        12.51     0.060335     0.004823     277.787     3,475.11         3.94%       7.24%       7.14%       9.84%
   11/96        12.74     0.058641     0.004603     279.065     3,555.29         4.20%       7.48%       7.17%       9.97%
   12/96        12.50     0.059626     0.004770     280.396     3,504.95         0.87%       6.46%       6.97%       9.78%
                         ---------
   Total                   $0.709
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF)

 4/14/87       $10.00                               100.000    $1,000.00
   12/95        10.67    $0.056552     0.005300     198.130     2,114.04        17.46%       8.31%         --        8.97%
    1/96        10.68     0.056265     0.005268     199.173     2,127.17        15.58%       8.15%         --        8.96%
    2/96        10.49     0.056629     0.005398     200.249     2,100.61        11.10%       7.73%         --        8.72%
    3/96        10.39     0.056195     0.005409     201.332     2,091.84        10.22%       7.49%         --        8.58%
    4/96        10.30     0.056334     0.005469     202.433     2,085.06         8.27%       7.26%         --        8.46%
    5/96        10.18     0.055144     0.005417     203.529     2,071.93         3.93%       6.99%         --        8.31%
    6/96        10.26     0.059011     0.005752     204.700     2,100.22         4.78%       7.29%         --        8.39%
    7/96        10.25     0.055297     0.005395     205.804     2,109.49         5.28%       7.06%         --        8.36%
    8/96        10.18     0.056205     0.005521     206.941     2,106.66         3.96%       6.65%         --        8.27%
    9/96        10.30     0.056981     0.005532     208.085     2,143.28         4.79%       6.64%         --        8.39%
   10/96        10.46     0.056973     0.005447     209.219     2,188.43         6.22%       6.77%         --        8.55%
   11/96        10.56     0.057039     0.005401     210.349     2,221.28         6.43%       7.00%         --        8.64%
   12/96        10.43     0.057090     0.005474     211.500     2,205.95         4.31%       6.17%         --        8.48%
                         ---------
   Total                   $0.675


                  WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996
===============================================================================


                                     Shares       Value
-------------------------------------------------------------------------------
 Equity Interests -- 97.7%



APPAREL -- 1.1%
VF Corp.............................  34,830   $  2,351,025
                                                -----------


AUTOMOTIVE -- 3.3%
Eaton Corp..........................  31,500   $  2,197,124
Echlin Inc..........................  57,500      1,818,438
Johnson Controls....................  34,100      2,826,038
                                                -----------
                                               $  6,841,600
                                                -----------


BEVERAGES -- 1.0%
Anheuser Busch......................  51,500   $  2,060,000
                                                -----------



CHEMICALS -- 6.7%
Goodyear Tire & Rubber..............  50,000   $  2,568,750
Great Lakes Chemical Corp...........  29,900      1,397,824
Lubrizol Corp.......................  79,600      2,467,600
Morton International Inc............  63,000      2,567,250
PPG Industries......................  42,100      2,362,863
Rohm & Haas Co......................  30,900      2,522,213
                                                -----------
                                               $ 13,886,500
                                                -----------


CONSTRUCTION -- 5.7%
Caterpillar Tractor, Inc............  18,500   $  1,392,125
Fleetwood Enterprises, Inc..........  88,200      2,425,500
Medusa Corporation..................  65,000      2,234,375
Oakwood Homes Corp*.................  76,600      1,752,225
Toll Brothers....................... 100,000      1,950,000
Vulcan Materials Co.................  35,000      2,130,625
                                                -----------
                                               $ 11,884,850
                                                -----------


DIVERSIFIED -- 5.1%
Crane Company.......................  83,250   $  2,414,250
Lancaster Colony Corp...............  62,000      2,852,000
National Service Industries.........  65,800      2,459,275
Teleflex, Incorporated..............  55,900      2,913,788
                                                -----------
                                               $ 10,639,313
                                                -----------



DRUGS, COSMETICS & HEALTH CARE -- 2.2%
Alberto Culver Co. Class A..........  57,700   $  2,380,125
Bristol-Myers Squibb Co.............  20,664      2,247,210
                                                -----------
                                               $  4,627,335
                                                -----------



ELECTRICAL -- 0.9%
Juno Lighting Co.................... 110,000   $  1,760,000
                                                -----------




ELECTRONICS -- 9.5%
Compaq Computer*....................  29,300   $  2,175,525
Dallas Semiconductor Corp...........  85,000      1,955,000
EMC Corp./Mass......................  65,000      2,153,125
Harman Int'l. Industries............  44,000      2,447,500
National Computer System Inc........  95,000      2,422,500
Raytheon Co.........................  46,960      2,259,950
Seagate Technology, Inc.............  69,400      2,741,300
Sun Microsystems Inc................  80,600      2,070,413
Varian Associates Inc...............  29,000      1,475,374
                                                -----------
                                               $ 19,700,687
                                                -----------



FINANCIAL -- 14.9%
AFLAC Corp..........................  52,250   $  2,233,688
American International Group........  19,000      2,056,750
Bancorp Hawaii Inc..................  55,975      2,350,950
Commerce Bancshares, Inc............  52,421      2,424,471
Compass Bancshares..................  69,500      2,762,625
Edwards (A.G.), Inc.................  82,300      2,767,338
First Hawaiian Inc..................  71,700      2,509,500
First Virginia Banks Inc............  44,865      2,147,912
MBIA Inc............................  22,000      2,227,500
Raymond James Financial Corp........  76,800      2,313,600
Southern National Corp..............  59,300      2,149,625
Southtrust Corporation..............  76,475      2,667,066
Star Banc Corp......................  25,265      2,321,220
                                                -----------
                                               $ 30,932,245
                                                -----------



FOOD -- 1.2%
Universal Foods Corp................  72,000   $  2,538,000
                                                -----------

MACHINERY & EQUIPMENT -- 4.2%
Briggs & Stratton Corp..............  52,080   $  2,423,520
Dover Corp..........................  43,300      2,175,825
Ingersoll Rand Co...................  50,000      2,225,000
Pitney-Bowes Inc....................  37,000      2,016,500
                                                -----------
                                               $  8,840,845
                                                -----------




METAL PRODUCERS -- 0.9%
Carpenter Technology................  50,000   $  1,831,250
                                                -----------





METAL PRODUCTS MANUFACTURERS -- 4.1%
Harsco Corp.........................  26,500   $  1,815,250
Snap-On Inc.........................  72,900      2,597,063
Trimas Corp. Common Stock...........  75,000      1,790,625
Trinity Industries..................  60,000      2,250,000
                                                -----------
                                               $  8,452,938
                                                -----------




OIL, GAS & COAL -- 1.4%
Exxon Corporation...................  29,300   $  2,871,400
                                                -----------




PAPER -- 1.0%
Sonoco Products Co..................  81,000   $  2,095,875
                                                -----------




PRINTING & PUBLISHING -- 5.3%
American Greetings Corp.............  78,000   $  2,213,250
Banta (George) Corp.................  85,049      1,945,484
Gannett Co. Inc.....................  27,780      2,080,028
Lee Enterprises, Inc................ 102,200      2,376,150
Standard Register...................  75,000      2,437,500
                                                -----------
                                               $ 11,052,412
                                                -----------




RECREATION -- 4.0%
Kingworld Productions Inc...........  58,000   $  2,138,750
Luby's Cafeteria, Inc............... 102,550      2,038,181
Ryan's Family Steak Houses*......... 300,000      2,062,500
Sturm, Ruger & Company, Inc......... 117,200      2,270,750
                                                -----------
                                               $  8,510,181
                                                -----------




RETAILERS -- 7.5%
Dillard Dept. Stores................  57,000   $  1,759,875
Family Dollar Stores................ 105,000      2,139,375
Hannaford Brothers Company..........  85,100      2,893,400
The Limited Inc.....................  75,000      1,378,125
May Department Stores............... 105,000      2,000,900
Price/Costco Inc*...................  85,000      2,638,125
Rite Aid Corp.......................  69,800      2,774,550
                                                -----------
                                               $ 15,584,350
                                                -----------




TRANSPORTATION -- 3.6%
ASA Holdings, Inc...................  68,000   $  1,487,500
Comair Holdings, Inc................ 100,000      2,400,000
Illinois Central Corp...............  55,000      1,760,000
Werner Enterprises Inc.............. 100,000      1,812,500
                                                -----------
                                               $  7,460,000
                                                -----------




UTILITIES -- 9.7%
Ameritech Corp......................  40,140   $  2,433,488
Century Telephone Enterprises.......  75,000      2,315,625
Citizens Utilities Cl. A............ 152,400      1,657,350
DQE, Inc............................  76,800      2,227,200
NIPSCO Industries Inc...............  64,600      2,559,775
Questar Corp........................  60,000      2,205,000
Sprint Corp.........................  59,800      2,384,525
TECO Energy, Inc....................  98,000      2,364,250
Wisconsin Energy Corp...............  74,350      1,998,156
                                                -----------
                                               $ 20,145,369
                                                -----------

MISCELLANEOUS -- 4.4%
Arrow Electronics, Inc..............  35,000   $  1,872,500
Genuine Parts Co....................  54,050      2,405,225
Leggett & Platt Inc.................  74,600      2,583,025
Marshall Industries*................  77,865      2,384,616
                                                -----------
                                               $  9,245,366
                                                -----------



TOTAL EQUITY INTERESTS - 97.7%
  (identified cost, $163,095,156)              $203,311,541


                              Reserve Funds -- 1.0%

                                 Face Amount

American Express Corp., 6.753%, 1/2/97
  (at amortized cost).............$2,100,000   $  2,100,000
                                                -----------

TOTAL INVESTMENTS -- 98.7%
  (identified cost, $165,195,156)              $205,411,541

OTHER ASSETS,
  LESS LIABILITIES -- 1.3%                        2,754,040
                                                -----------


NET ASSETS -- 100%                             $208,165,581
                                               ============



* Non-income-producing security.


                        See notes to financial statements

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND



                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
------------------------------------------------------------------------------


ASSETS:
   Investments --
     Identified cost........................   $165,195,156
     Unrealized appreciation................     40,216,385
                                                ------------

       Total Value (Note 1A)................   $205,411,541

   Cash.....................................         81,750
   Dividends and interest receivable........        363,962
   Receivable for Fund shares sold..........      2,781,512
                                                ------------
     Total Assets...........................   $208,638,765
                                                ------------


LIABILITIES:
   Payable for Fund shares reacquired.......   $    452,206
   Trustee fees payable.....................             63
   Accrued expenses and other liabilities...         20,915
                                                ------------

     Total Liabilities......................   $    473,184
                                                ------------

NET ASSETS..................................   $208,165,581
                                               =============


NET ASSETS CONSIST OF:
   Proceeds from sales of shares (including the market
     value of securities received in exchange for Fund shares and shares issued to shareholders in payment of distributions declared), less cost
     of shares reacquired...................   $149,903,303
   Accumulated undistributed net realized gain
     on investments (computed on the basis of
     identified cost).......................     17,100,419
   Unrealized appreciation of investments (computed
     on the basis of identified cost).......     40,216,385
   Undistributed net investment income......        945,474
                                                ------------
   Net assets applicable to outstanding shares  $208,165,581
                                               =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING............................     11,743,811
                                               =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST.................         $17.73
                                               =============



                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
------------------------------------------------------------------------------


INVESTMENT INCOME:
   Income --
     Dividends..............................   $  4,761,492
     Interest...............................        247,186
                                                ------------

       Total Income.........................   $  5,008,678
                                                ------------


   Expenses --
     Investment Adviser fee (Note 2)........   $  1,436,025
     Administrator fee (Note 2).............        277,044
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        1,776
     Custodian fee (Note 1C)................         66,020
     Transfer and dividend disbursing agent fees     46,240
     Shareholder communication expense......         30,553
     Distribution expenses (Note 3).........        456,819
     Audit services.........................         30,800
     Legal services.........................            932
     Printing...............................          2,232
     Registration costs.....................         24,917
     Interest expense.......................            927
     Miscellaneous..........................          2,864
                                                ------------
       Total Expenses.......................   $  2,377,149
                                                ------------
         Net Investment Income..............   $  2,631,529
                                                ------------



REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
   Net realized gain on investment transactions
     (identified cost basis)................   $ 39,254,389
   Change in unrealized appreciation
     of investments.........................     (2,677,293)
                                                ------------

   Net realized and unrealized gain
     on investments.........................   $ 36,577,096
                                                ------------

       Net increase in net assets
         from operations....................   $ 39,208,625
                                               =============


                        See notes to financial statements

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND
===============================================================================

                                                                                                 Year Ended
                                                                                                   December 31,
-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
     From operations --
         Net investment income......................................................   $   2,631,529         $   2,966,203
         Net realized gain on investment transactions...............................      39,254,389            10,432,468
         Change in unrealized appreciation of investments...........................      (2,677,293)           40,854,983
                                                                                         ------------         ------------

              Increase in net assets from operations................................   $   39,208,625        $  54,253,654
                                                                                         ------------         ------------

     Undistributed net investment income included in
       price of shares sold and redeemed (Note 1E)..................................   $    (218,349)        $     (87,633)
                                                                                         ------------         ------------

     Distributions to shareholders --
         From net investment income.................................................   $  (2,485,082)        $  (2,612,968)
         From net realized gain on investment transactions..........................     (21,491,146)          (10,432,468)
         In excess of net realized gain on investment transactions..................              --            (1,367,084)
                                                                                         ------------         ------------

              Total distributions to shareholders...................................   $ (23,976,228)        $ (14,412,520)
                                                                                         ------------         ------------

     Net decrease from Fund share transactions (exclusive of amounts
       allocated to net investment income)  (Note 4)................................   $ (24,436,411)        $  (8,181,348)
                                                                                         ------------         ------------

              Net increase (decrease) in net assets.................................   $  (9,422,363)        $  31,572,153


NET ASSETS:

     At beginning of year...........................................................      217,587,944          186,015,791
                                                                                         ------------         ------------

     At end of year.................................................................   $  208,165,581        $ 217,587,944
                                                                                         ==============      ==============


UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS..........................   $      945,474        $   1,333,910
                                                                                         ==============      ==============

                        See notes to financial statements


                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

===============================================================================


                                                                           Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1996          1995         1994         1993         1992
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 16.830     $  13.850    $  14.920    $  14.790     $ 17.180
                                                              --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income..................                  $  0.204     $   0.226    $   0.233    $   0.196     $  0.222
     Net realized and unrealized gain (loss)
       on investments.......................                     2.886         3.904       (0.763)       0.104        0.498
                                                              --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......                  $  3.090     $   4.130    $  (0.530)   $   0.300     $  0.720
                                                              --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............                  $ (0.200)    $  (0.200)   $  (0.180)   $  (0.170)    $ (0.200)
     From net realized gain on investments..                    (1.990)       (0.840)      (0.360)      --           (2.910)
     In excess of net realized gain
       on investments.......................                    --            (0.110)      --           --           --
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (2.190)    $  (1.150)   $  (0.540)   $  (0.170)    $ (3.110)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 17.730     $  16.830    $  13.850    $  14.920     $ 14.790
                                                              =========    =========    =========    =========    =========


Total Return (1)............................                    18.57%        30.34%       (3.52%)       2.06%        4.71%
Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                  $ 208,166     $217,588     $186,016    $ 175,481     $152,997
     Ratio of expenses to average net assets                      1.04%        1.04%        1.03%        1.03%        1.02%
     Ratio of net investment income to average
       net assets...........................                      1.15%        1.44%        1.57%        1.28%        1.34%
     Portfolio turnover rate................                        43%          44%          72%          28%          77%
     Average commission rate paid (2) ......                  $  0.0497          --           --           --           --


(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                        See notes to financial statements

                  WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996
===============================================================================

                                       Shares       Value
-------------------------------------------------------------------------------
 Equity Interests -- 97.0%



AUTOMOTIVE -- 4.8%
Myers Industries....................  14,500   $    244,688
Simpson Industries..................  24,000        261,374
TBC Corp............................  22,600        169,500
                                                -----------
                                               $    675,562
                                                -----------




CONSTRUCTION -- 3.4%
Fleetwood Enterprises, Inc..........  12,000   $    330,000
Patrick Industries Inc..............  10,000        151,250
                                                -----------
                                               $    481,250
                                                -----------



DIVERSIFIED -- 9.7%
Carlisle Corp.......................   6,000   $    363,000
Crane Company.......................  12,750        369,750
Standex Int'l. Corp.................   7,000        216,125
Teleflex, Inc.......................   8,000        417,000
                                                -----------
                                               $  1,365,875
                                                -----------




DRUGS, COSMETICS & HEALTH CARE -- 2.6%
Alberto Culver Company Class A......   9,000   $    371,250
                                                -----------




ELECTRICAL -- 3.2%
Scotsman Industries Inc.............  10,000   $    236,250
Woodhead Industries Inc.............  15,500        213,125
                                                -----------
                                               $    449,375
                                                -----------



ELECTRONICS -- 1.0%
Technitrol..........................   3,800   $    145,825
                                                -----------


FINANCIAL -- 22.1%
Allied Group........................   9,750   $    318,094
Associated Banc Corp................   3,600        153,000
First Commercial Corp...............   7,774        288,610
First Hawaiian Inc..................  11,000        385,000
McDonald & Co. Investments..........   4,800        166,800
One Valley Bancorp..................  10,000        371,250
Raymond James Financial Corp........  10,000        301,250
Southern National Corp..............  12,500        453,125
Star Banc Corp......................   5,000        459,375
Westamerica Bancorp.................   3,500        202,124
                                                -----------
                                               $  3,098,628
                                                -----------



MACHINERY & EQUIPMENT -- 9.0%
Briggs & Stratton Corp..............   8,000   $    352,000
Donaldson Co. Inc...................  11,000        368,500
Kysor Industrial Corp...............   5,100        166,387
Lindsay Manufacturing Co............   8,000        374,000
                                                -----------
                                               $  1,260,887
                                                -----------



METAL PRODUCERS -- 1.8%
Steel Technologies Inc..............  19,500   $    258,375
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 7.0%
CLARCOR Inc.........................  16,300   $    360,637
Regal Beloit Corp...................  13,500        264,938
Synalloy Corp.......................   7,900        124,425
Varlen Corp.........................  11,500        236,469
                                                -----------
                                               $    986,469
                                                -----------



PRINTING & PUBLISHING -- 8.0%
American Business Products-GA.......  12,000   $    301,500
Banta Corp..........................  14,625        334,547
Central Newspapers Cl A.............   7,500        330,000
Merrill Corp........................   7,000        161,000
                                                -----------
                                               $  1,127,047
                                                -----------

RECREATION --2.1%
Sturm, Ruger & Company, Inc.........  15,000   $    290,625
                                                -----------



RETAILERS -- 4.5%
Hannaford Brothers Co...............  11,000   $    374,000
Ruddick Corp........................  18,600        260,400
                                                -----------
                                               $    634,400
                                                -----------




TRANSPORTATION -- 0.5%
M.S. Carriers Inc...................   4,200   $     67,200
                                                -----------





UTILITIES -- 2.1%
DQE.................................  10,000   $    290,000
                                                -----------



MISCELLANEOUS -- 15.0%
ABM Industries inc..................  13,500   $    249,750
Bush Industries Cl. A...............  12,000        231,000
Falcon Products Inc.................  16,000        228,000
Gallagher (A.J.) & Co...............   7,000        217,000
Lawson Prods. Inc...................  10,000        218,750
Marshall Industries*................  15,000        459,375
Sterling Electronics................  12,285        164,312
World Fuel Services Corp............  15,000        333,750
                                                -----------
                                               $  2,101,937
                                                -----------


TOTAL EQUITY INTERESTS -- 97.0%
  (identified cost, $10,664,807)               $ 13,604,705


  Reserve Funds -- 3.6%

                                 Face Amount

American Express Corp., 6.753%, 1/2/97
  (at amortized cost)...............$500,000        500,000
                                                -----------

TOTAL INVESTMENTS -- 100.6%
  (identified cost, $11,164,807)               $ 14,104,705


OTHER ASSETS,
  LESS LIABILITIES -- (0.6%)                       (76,005)
                                                -----------


NET ASSETS -- 100.0%                           $ 14,028,700
                                               ============



* Non-income-producing security.



                        See notes to financial statements

                      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
==========================================================================


                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
--------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost........................   $ 11,164,807
     Unrealized appreciation................      2,939,898
                                                ------------

       Total Value (Note 1A)................   $ 14,104,705

   Cash.....................................         23,828
   Dividends and interest receivable........         27,371
   Receivable for investments sold..........         69,200
                                                ------------

     Total Assets...........................   $ 14,225,104
                                                ------------

LIABILITIES:
   Payable for investments purchased........   $    162,197
   Investment Adviser fee payable (Note 2)..          4,258
   Payable for Fund shares reacquired.......         23,926
   Trustee fees payable.....................             63
   Accrued expenses and other liabilities...          5,960
                                                ------------

     Total Liabilities......................   $    196,404
                                                ------------

NET ASSETS..................................   $ 14,028,700
                                               =============

NET ASSETS CONSIST OF:
   Proceeds from sales of shares (including the market
     value of securities received in exchange for Fund shares and shares issued to shareholders in payment of distributions declared), less cost
     of shares reacquired...................   $ 11,323,459
   Accumulated undistributed net realized gain
     on investments (computed on the basis of
     identified cost).......................        150,601
   Unrealized appreciation of investments (computed
     on the basis of identified cost).......      2,939,898
   Distributions in excess of net investment
     income.................................       (385,258)
                                                ------------

   Net assets applicable to outstanding shares $ 14,028,700
                                               =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING............................      1,583,392
                                               =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST.................          $8.86
                                               =============


                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
-----------------------------------------------------------------------------

INVESTMENT INCOME:
   Income --
     Dividends...............................  $    342,934
     Interest................................        13,165
                                                ------------

       Total Income..........................  $    356,099
                                                ------------


   Expenses --
     Investment Adviser fee (Note 2).........  $    104,339
     Administrator fee (Note 2)..............        37,941
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        1,826
     Custodian fee (Note 1C).................        34,285
     Transfer and dividend disbursing agent fees      3,660
     Shareholder communication expense.......         2,528
     Distribution expenses (Note 3)..........        37,941
     Audit services..........................        21,100
     Legal services..........................           932
     Registration costs......................        16,400
     Printing................................         1,850
     Interest expense........................         1,086
     Miscellaneous...........................         3,696
                                                ------------

       Total Expenses........................  $    267,584
                                                ------------

   Deduct --
     Reduction of Investment Adviser
       Fee (Note 2)..........................  $      1,580
     Reduction of distribution expenses
       by Principal Underwriter (Note 3).....        37,941
     Reduction of custodian fee (Note 1C)....         9,977
                                                ------------

       Total.................................  $     49,498
                                                ------------

       Net expenses..........................  $    218,086
                                                ------------

         Net investment income...............  $    138,013
                                                ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment transactions
     (identified cost basis).................  $  4,475,140
   Change in unrealized appreciation
     of investments..........................    (1,773,925)
                                                ------------

   Net realized and unrealized gain
     on investments..........................  $  2,701,215
                                                ------------

       Net increase in net assets
         from operations.....................  $  2,839,228
                                               =============


                        See notes to financial statements

                      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
===============================================================================



                                                                                                    Year Ended
                                                                                                   December 31,
-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
     From operations --
         Net investment income......................................................   $     138,013        $      281,420
         Net realized gain on investment transactions...............................       4,475,140             2,687,430
         Change in unrealized appreciation of investments...........................      (1,773,925)            2,980,154
                                                                                         ------------         ------------

              Increase in net assets from operations................................   $   2,839,228        $    5,949,004
                                                                                         ------------         ------------

     Undistributed net investment income included in
       price of shares sold and redeemed (Note 1E)..................................   $    (118,531)       $      (78,838)
                                                                                         ------------         ------------

     Distributions to shareholders --
       From net investment income...................................................   $    (156,925)       $     (266,107)
       From net realized gain on investment transactions............................      (4,391,022)           (2,687,430)
       In excess of net realized gain on investment transactions....................              --            (2,913,944)
                                                                                         ------------         ------------

              Total distributions to shareholders...................................   $  (4,547,947)       $   (5,867,481)
                                                                                         ------------         ------------

     Net decrease from Fund share transactions (exclusive of
       amounts allocated to net investment income) (Note 4).........................   $ (10,137,508)       $  (11,133,267)
                                                                                         ------------         ------------

              Net decrease in net assets............................................   $ (11,964,758)       $  (11,130,582)


NET ASSETS:

     At beginning of year...........................................................      25,993,458            37,124,040
                                                                                         ------------         ------------

     At end of year.................................................................   $  14,028,700        $   25,993,458
                                                                                         ==============      ==============


UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
     INCLUDED IN NET ASSETS.........................................................   $    (385,258)       $      250,841
                                                                                         ==============      ==============




                        See notes to financial statements

                      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

==============================================================================


                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1996          1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 10.850     $  11.000    $  11.950    $  11.690     $ 14.720
                                                              --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income(1)...............                  $  0.067     $   0.120    $   0.101    $   0.101     $  0.045
     Net realized and unrealized gain (loss)
       on investments.......................                     1.738         1.977       (0.431)       0.809        0.315
                                                              --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......                  $  1.805     $   2.097    $  (0.330)   $   0.910     $  0.360
                                                              --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............                  $ (0.100)    $  (0.100)   $  (0.100)   $  (0.060)    $ (0.030)
     From net realized gain on investments..                    (3.695)       (1.030)      (0.520)      (0.590)      (3.360)
     In excess of net realized gain
       on investments.......................                    --            (1.117)      --           --           --
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (3.795)    $  (2.247)   $  (0.620)   $  (0.650)    $ (3.390)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $  8.860     $  10.850    $  11.000    $  11.950     $ 11.690
                                                              =========    =========    =========    =========    =========

Total Return(3).............................                    17.53%        20.51%       (2.75%)       7.93%        3.28%
Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                  $  14,029    $  25,993    $  37,124    $  68,226     $ 64,635
     Ratio of expenses to average net assets(1)                   1.20%(2)     1.17%(2)     1.11%        1.09%        1.07%
     Ratio of net investment income to average
       net assets(1)........................                     0.73%         0.89%        0.91%        0.86%        0.31%
     Portfolio turnover rate................                       41%           40%          36%          38%          80%
     Average commission rate paid (4)  .....                  $  0.0511          --           --           --           --

(1)For the years ended December 31, 1996 and 1995, the Investment Adviser and the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1996          1995
                                                              ---------    ---------

     Net investment income per share........                  $  0.048     $   0.105
                                                              =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.41%         1.28%
                                                              =========    =========
         Net investment income..............                     0.52%         0.78%
                                                              =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above for the years ended December 31, 1996 and 1995 is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.15% and 1.14% for the years ended December 31, 1996 and 1995, respectively.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


                        See notes to financial statements

                     WRIGHT QUALITY CORE EQUITIES FUND (WQC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996
===============================================================================

                                       Shares       Value

 Equity Interests -- 98.7%


APPAREL -- 2.0%
Liz Claiborne.......................   4,000   $    154,500
Russell Corp........................   6,900        205,275
VF Corp.............................   2,500        168,750
                                                -----------
                                               $    528,525
                                                -----------

AUTOMOTIVE -- 2.0%
Eaton Corp..........................   2,400   $    167,400
Echlin Inc..........................   5,500        173,938
Johnson Controls....................   2,000        165,750
                                                -----------
                                               $    507,088
                                                -----------


BEVERAGES -- 0.6%
Anheuser Busch Co...................   4,000   $    160,000
                                                -----------


CHEMICALS -- 8.4%
Air Products & Chemicals............   3,000   $    207,375
Bandag Inc..........................   2,600        123,175
Clorox Corp.........................   1,600        160,600
Fuller (H.B.) Co....................   3,700        173,900
Goodyear Tire & Rubber Co...........   3,400        174,675
Great Lakes Chemical Corp...........   3,100        144,925
Lubrizol Corp.......................   5,500        170,500
Morton International Inc............   3,900        158,925
Nalco Chemical......................   4,800        173,400
PPG Industries......................   2,800        157,150
Rohm & Haas Co......................   2,000        163,250
Sherwin Williams Co.................   3,000        168,000
Sigma Aldrich Corp..................   3,300        206,043
                                                -----------
                                               $  2,181,918
                                                -----------


CONSTRUCTION -- 3.8%
Caterpillar Tractor Inc.............   2,200   $    165,550
Fleetwood Enterprises, Inc..........   5,500        151,250
Medusa Corporation..................   5,000        171,875
Oakwood Homes Corp..................   7,000        160,125
Toll Brothers.......................   8,900        173,550
Vulcan Materials Co.................   2,700        164,362
                                                -----------
                                               $    986,712
                                                -----------



DIVERSIFIED -- 5.1%
Allied Signal Inc...................   1,700   $    113,900
Carlisle Corp.......................   3,000        181,500
Crane Company.......................   5,250        152,250
Danaher Corporation.................   3,800        177,175
Lancaster Colony Corp...............   3,900        179,400
National Service Industries.........   5,100        190,613
Teleflex Inc........................   3,200        166,800
Tyco Lab............................   3,000        158,624
                                                -----------
                                               $  1,320,262
                                                -----------



DRUGS, COSMETICS & HEALTH CARE -- 1.8%
Alberto Culver Co. Class A..........   4,000   $    165,000
Bristol-Myers Squibb Co.............   1,500        163,125
Dentsply International Inc..........   2,800        133,000
                                                -----------
                                               $    461,125
                                                -----------




ELECTRICAL -- 1.9%
Emerson Electric Co.................   1,700   $    164,475
Juno Lighting Co....................   9,800        156,800
Thomas & Betts Corp.................   3,900        173,062
                                                -----------
                                               $    494,337
                                                -----------



ELECTRONICS -- 8.5%
Applied Materials Inc...............   4,500   $    161,719
Atmel Corp..........................   4,800        159,000
Compaq Computer*....................   2,400        178,200
Dallas Semiconductor Corp...........   9,000        207,000
EMC Corp./Mass......................   5,800        192,125
Harman Int'l. Industries............   3,000        166,875
Lam Research Corp...................   5,300        149,063
National Computer System Inc........   6,500        165,750
Octel Communication.................  10,000        175,000
Raytheon Co.........................   3,900        187,688
Seagate Technology, Inc.............   4,200        165,900
Sun Microsystems, Inc...............   5,500        141,281
Varian Associates Inc...............   2,600        132,274
                                                -----------
                                               $  2,181,875
                                                -----------

FINANCIAL -- 16.8%
AFLAC, Inc..........................   4,000   $    171,000
Allied Group........................   5,800        189,225
American Express Co.................   2,500        141,250
American International Group........   1,500        162,375
Aon Corp............................   2,100        130,463
Bancorp Hawaii......................   3,900        163,800
Commerce Bancshares, Inc............   4,000        185,000
Compass Bancshares..................   4,400        174,900
Edwards (A.G.), Inc.................   5,400        181,575
First Hawaiian Inc..................   5,000        175,000
First Security CP...................   6,000        202,500
First Virginia Banks Inc............   3,500        167,563
Firstar Corporation.................   3,000        157,500
Franklin Resources Inc..............   1,700        116,238
Key Corp. (New).....................   4,000        202,000
MBIA, Inc...........................   1,500        151,875
Mark Twain Bancshares Inc...........   4,400        214,500
Mercantile Bankshares...............   6,000        192,000
Old Kent Financial Corp.............   4,500        214,875
Quick and Reilly Group..............   6,500        194,188
Southern National Corp..............   4,500        163,125
Southtrust Corp.....................   4,900        170,888
Star Banc Corp......................   1,900        174,560
Wilmington Trust Corp...............   4,000        158,000
Zions Bancorporation................   1,700        176,800
                                                -----------
                                               $  4,331,200
                                                -----------



FOOD -- 2.1%
CPC International Inc...............   2,500   $    193,750
Sara Lee Corp.......................   4,500        167,625
Universal Foods Corp................   5,200        183,300
                                                -----------
                                               $    544,675
                                                -----------



MACHINERY & EQUIPMENT -- 3.5%
Briggs & Stratton Corp..............   4,000   $    176,000
Dover Corp..........................   4,100        206,025
Ingersoll Rand Co...................   3,500        155,750
Pentair Inc.........................   6,300        203,175
Pitney-Bowes Inc....................   2,800        152,600
                                                -----------
                                               $    893,550
                                                -----------


METAL PRODUCERS -- 0.8%
Carpenter Technology................   5,500   $    201,438
                                                -----------


METAL PRODUCTS MANUFACTURERS -- 4.1%
Harsco Corp.........................   2,400   $    164,400
Illinois Tool Works Inc.............   2,600        207,675
Snap-On Inc.........................   4,700        167,438
Trimas Corp. Common Stock...........   7,000        167,125
Trinity Industries..................   4,700        176,250
Watts Industries Inc. Cl. A.........   7,100        169,512
                                                -----------
                                               $  1,052,400
                                                -----------


OIL, GAS, COAL & RELATED SERVICES -- 0.7%
Exxon Corp..........................   1,800   $    176,400
                                                -----------


PAPER -- 1.6%
Bemis Co............................   6,000   $    221,250
Sonoco Products Co..................   7,155        185,136
                                                -----------
                                               $    406,386
                                                -----------

PRINTING & PUBLISHING -- 4.3%
American Greetings..................   5,800   $    164,575
Banta Corp..........................   6,750        154,406
Central Newspapers Cl. A............   3,800        167,200
Gannett Co. Inc.....................   2,200        164,725
Lee Enterprises, Inc................   7,500        174,375
Standard Register...................   5,500        178,750
Tribune Co..........................   1,400        110,425
                                                -----------
                                               $  1,114,456
                                                -----------

RECREATION -- 6.2%
Callaway Golf Company...............   6,000   $    172,500
Carnival Corp.......................   5,500        181,500
Cracker Barrel Old Country Store....   6,900        175,088
Hasbro Inc..........................   3,900        151,612
Kingworld Productions Inc...........   5,200        191,750
Luby's Cafeteria, Inc...............   8,800        174,900
Ryan's Family Steak Houses*.........  25,000        171,875
Sturm, Ruger & Company, Inc.........  10,000        193,750
Wendy's International, Inc..........   9,000        184,500
                                                -----------
                                               $  1,597,475
                                                -----------

RETAILERS -- 8.5%
Arbor Drugs Inc.....................  10,000   $    173,750
Dillard Dept. Stores................   6,100        188,338
Family Dollar Stores................   8,500        173,188
Gap Stores..........................   5,300        159,662
Hannaford Brothers Co...............   5,000        170,000
Land's End Inc......................   6,400        169,600
The Limited Inc.....................  11,100        203,962
May Department Stores...............   4,000        187,000
Penney (J.C.) Company, Inc..........   3,700        180,375
Price/Costco Inc*...................   7,000        175,875
Rite Aid Corp.......................   4,000        159,000
Toys "R" Us, Inc. Holding Co........   3,400        102,000
Walgreen Co.........................   4,300        172,000
                                                -----------
                                               $  2,214,750
                                                -----------


TRANSPORTATION -- 2.4%
ASA Holdings, Inc...................   4,900   $    107,188
Comair Holdings, Inc................   7,000        168,000
Illinois Central Corp...............   5,100        163,200
Werner Enterprises Inc..............  10,000        181,250
                                                -----------
                                               $    619,638
                                                -----------


UTILITIES -- 7.7%
AmeriTech Corp......................   3,600   $    218,250
Bell Atlantic Corp..................   2,700        174,825
Century Telephone Enterprises.......   6,500        200,688
Citizens Utilities Cl. A............  14,224        154,686
DQE Inc.............................   6,150        178,350
MCI Communications Corp.............   5,000        163,438
NIPSCO Industries, Inc..............   5,300        210,013
Questar Corp........................   4,300        158,025
Sprint Corp.........................   4,500        179,438
TECO Energy, Inc....................   7,000        168,874
Wisconsin Energy Corp...............   6,450        173,343
                                                -----------
                                               $  1,979,930
                                                -----------



MISCELLANEOUS -- 5.9%
Arrow Electronics, Inc..............   3,200   $    171,200
Avery-Dennison Corp.................   3,600        127,350
Genuine Parts Co....................   4,350        193,575
Interpublic Group Cos. Inc..........   4,300        204,250
Kelly Services......................   6,400        172,800
Leggett & Platt Inc.................   5,700        197,363
Marshall Industries*................   5,600        171,500
Paxar Corp..........................   6,800        117,300
Universal Health Services - Cl. B...   5,700        163,162
                                                -----------
                                               $  1,518,500
                                                -----------


TOTAL EQUITY INTERESTS -- 98.7%
  (identified cost, $21,328,452)               $ 25,472,640


Reserve Funds -- 1.1%


                                  Face Amount

American Express Corp., 6.753%, 1/2/97
  (at amortized cost)...............$300,000        300,000
                                                -----------


TOTAL INVESTMENTS -- 99.8%
  (identified cost, $21,628,452)               $ 25,772,640


OTHER ASSETS,
  LESS LIABILITIES  -- 0.2%                          42,475
                                                -----------


NET ASSETS -- 100%                             $ 25,815,115
                                               ============



* Non-income-producing security.



                        See notes to financial statements

                        WRIGHT QUALITY CORE EQUITIES FUND



                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
--------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost........................   $ 21,628,452
     Unrealized appreciation................      4,144,188
                                                ------------

       Total Value (Note 1A)................   $ 25,772,640

   Cash.....................................         32,278
   Dividends and interest receivable........         38,849
   Receivable for Fund shares sold..........          2,500
                                                ------------

     Total Assets...........................   $ 25,846,267
                                                ------------

LIABILITIES:
   Payable for Fund shares reacquired.......   $     17,011
   Trustee fees payable.....................             63
   Distribution fee payable (Note 3)........          6,183
   Accrued expenses and other liabilities...          7,895
                                                ------------

     Total Liabilities......................   $     31,152
                                                ------------

NET ASSETS..................................   $ 25,815,115
                                               =============

NET ASSETS CONSIST OF:

   Proceeds  from  sales of shares  (including
    the market  value of  securities received
    in exchange for Fund shares and shares issued
    to shareholders in payment of distributions
    declared), less cost of shares reacquired. $ 17,965,459 Accumulated undistributed net realized gain on investments (computed on the basis of
     identified cost).......................      3,911,333
   Unrealized appreciation of investments
     (computed on the basis of identified cost)   4,144,188
   Distributions in excess of net investment
     income.................................       (205,865)
                                                ------------


Net assets applicable to
       outstanding shares...................   $ 25,815,115
                                               =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING............................      2,073,091
                                               =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST.................         $12.45
                                               =============



                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
-----------------------------------------------------------------------------

INVESTMENT INCOME:
   Income --
     Dividends..............................   $    727,296
     Interest...............................         32,344
                                                ------------

       Total Income.........................   $    759,640
                                                ------------


   Expenses --
     Investment Adviser fee (Note 2)........   $    175,798
     Administrator fee (Note 2).............         78,132
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        2,369
     Custodian fee (Note 1C)................         38,493
     Transfer and dividend disbursing agent fees      7,019
     Shareholder communication expense......          5,838
     Distribution expenses (Note 3).........         78,136
     Audit services.........................         28,921
     Legal services.........................            932
     Registration costs.....................         15,969
     Printing...............................          2,078
     Miscellaneous..........................            755
                                                ------------

       Total Expenses.......................   $    434,440
                                                ------------

   Deduct --
     Reduction of distribution expenses
       by Principal Underwriter (Note 3).....  $     14,839
     Reduction of custodian fee (Note 1C)....         9,399
                                                ------------
       Total.................................  $     24,238
                                                ------------
       Net expenses..........................  $    410,202
                                                ------------

         Net investment income..............   $    349,438
                                                ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain on investment transactions
     (identified cost basis)................   $ 11,025,665
   Change in unrealized appreciation
     of investments.........................     (5,101,936)
                                                ------------

   Net realized and unrealized gain
     on investments.........................   $  5,923,729
                                                ------------

       Net increase in net assets
         from operations....................   $  6,273,167
                                               =============


                        See notes to financial statements

                        WRIGHT QUALITY CORE EQUITIES FUND

===============================================================================

                                                                                                  Year Ended
                                                                                                   December 31,
------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
------------------------------------------------------------------------------------------------------------------------

INCREASE  (DECREASE) IN NET ASSETS:
     From operations --
         Net investment income......................................................   $     349,438        $      623,178
         Net realized gain on investment transactions...............................      11,025,665             7,097,632
         Change in unrealized appreciation of investments...........................      (5,101,936)            5,562,948
                                                                                         ------------         ------------

              Increase in net assets from operations................................   $   6,273,167        $   13,283,758
                                                                                         ------------         ------------

     Undistributed net investment income included in
       price of shares sold and redeemed (Note 1E)..................................   $     (43,460)       $      (61,558)
                                                                                         ------------         ------------

     Distributions to shareholders --
         From net investment income.................................................   $    (342,817)       $     (614,587)
         From net realized gain on investment transactions..........................      (4,865,664)           (6,258,626)
                                                                                          ------------         ------------

              Total distributions to shareholders...................................   $  (5,208,481)       $   (6,873,213)
                                                                                          ------------         ------------

     Net decrease from Fund share transactions (exclusive of
       amounts allocated to net investment income) (Note 4).........................   $ (24,340,385)       $   (8,299,369)
                                                                                          ------------         ------------

              Net decrease in net assets............................................   $ (23,319,159)       $   (1,950,382)



NET ASSETS:

     At beginning of year...........................................................      49,134,274            51,084,656
                                                                                       ------------         ------------

     At end of year.................................................................   $  25,815,115        $   49,134,274
                                                                                       ==============      ==============


DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
     INCLUDED IN  NET ASSETS........................................................   $    (205,865)       $     (169,026)
                                                                                       ==============      ==============



                        See notes to financial statements

                        WRIGHT QUALITY CORE EQUITIES FUND

===============================================================================


                                                                            Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1996          1995         1994         1993         1992
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.650     $  11.390    $  12.720    $  13.380     $ 14.730
                                                              --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income(1)...............                  $  0.064     $   0.153    $   0.180    $   0.176     $  0.179
     Net realized and unrealized gain (loss)
       on investments.......................                     2.131         3.107       (0.295)      (0.046)       0.951
                                                              --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......                  $  2.195     $   3.260    $  (0.115)   $   0.130     $  1.130
                                                              --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............                  $ (0.120)    $  (0.160)   $  (0.160)   $  (0.160)    $ (0.160)
     From net realized gain on investments..                    (2.275)       (1.840)      (1.055)      (0.625)      (2.320)
     In excess of net realized gains........                    --            --           --           (0.005)      --
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (2.395)    $  (2.000)   $  (1.215)   $  (0.790)    $ (2.480)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 12.450     $  12.650    $  11.390    $  12.720     $ 13.380
                                                              =========    =========    =========    =========    =========

Total Return(3).............................                    17.63%        28.98%       (0.70%)       1.00%        8.02%
Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                  $ 25,815     $  49,134    $  51,085    $  88,349     $ 81,674
     Ratio of expenses to average net assets(1)                  1.08%(2)      1.07%(2)     0.99%        0.97%        1.01%
     Ratio of net investment income to average
         net assets(1)......................                     0.90%         1.19%        1.46%        1.37%        1.20%
     Portfolio turnover rate................                       45%           83%          55%          53%          70%
     Average commission rate paid (4).......                  $  0.0564          --           --           --            --

(1)For the years ended December 31, 1996 and 1995, the Principal Underwriter reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1996          1995
                                                                ------        -----

     Net investment income per share........                  $  0.061     $   0.150
                                                              =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.12%         1.09%
                                                              =========    =========
         Net investment income..............                     0.86%         1.17%
                                                              =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above for the years ended December 31, 1996 and 1995 is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.05% for the years ended December 31, 1996 and 1995.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



                        See notes to financial statements

               WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996
===============================================================================

                                      Shares       Value

Equity Interests -- 99.4%



AUSTRALIA -- 5.7%
Australian Gas & Light Co........... 375,000   $  2,133,904
Broken Hill Proprietary Co. ........ 136,293      1,941,074
Coles Myer Ltd  ADR.................  62,551      2,064,183
Email Ltd........................... 618,928      2,002,005
F.H. Faulding (U.K.)................ 365,684      2,473,239
Futuris Corporation Limited.........1,838,488     2,513,158
Lend Lease Corp. Ltd................ 118,894      2,305,581
                                                -----------
                                               $ 15,433,144
                                                -----------




BELGIUM -- 1.9%
Colruyt SA..........................   5,500   $  2,522,498
Delhaize Freres & Cie Le Lion SA....  41,200      2,448,013
                                                -----------
                                               $  4,970,511
                                                -----------



CANADA -- 5.6%
Bombardier Inc. Class B............. 132,000   $  2,436,496
British Columbia Telecom............  95,300      2,061,530
Linamar Corporation.................  80,200      2,574,532
Loblaw Companies Ltd................ 218,000      2,250,523
Magna Int'l. Inc. Cl. A.............  39,000      2,169,582
Newbridge Network Corp*.............  65,000      1,836,250
Power Financial Corp................  15,000        534,051
Thomson Corporation.................  48,000      1,059,346
                                                -----------
                                               $ 14,922,310
                                                -----------



CHILE -- 0.6%
Embotelladora Andina SA.............  54,000   $  1,647,000
                                                -----------



DENMARK -- 4.7%
Berendsen Sophus A/S Class B........  16,093   $  2,071,685
Carlsburg A/S Pfd Class B...........  34,727      2,347,296
Coloplast B A/S.....................  20,000      2,275,738
Icopal Group........................   7,550      1,921,415
Novo-Nordisk AS.....................  13,000      2,450,664
Radiometer A/S......................  26,450      1,572,211
                                                -----------
                                               $ 12,639,009
                                                -----------




FINLAND --  1.0%
Orion A/S-B.........................  67,300   $  2,590,826
                                                -----------




FRANCE -- 9.6%
BIC.................................   6,700   $  1,005,323
Carrefour Supermarche...............   3,700      2,409,103
Castorama Dubois Inv................  10,541      1,815,451
Comptoirs Modernes SA...............   4,504      2,432,247
L'Air Liquide SA....................  12,043      1,881,356
LeGrand SA..........................  10,500      1,790,164
L'Oreal SA..........................   6,545      2,466,524
LVMH Moet-Hennessy SA  ADR..........  38,620      2,162,720
Pernod Ricard SA....................  33,280      1,842,114
Sagem SA............................   3,500      2,112,825
SEB Group...........................  12,000      2,353,713
Synthelabo..........................  22,900      2,477,705
TV Francaise........................  10,000        956,605
                                                -----------
                                               $ 25,705,850
                                                -----------




GERMANY -- 5.6%
Altana Ind-Aktien DM50..............   2,500   $  1,946,701
Bayerische Motoren Werke AG.........   3,109      2,168,318
Beiersdorf AG.......................  45,200      2,235,762
Douglas Holdings AG.................  50,000      1,966,201
Dyckerhoff AG.......................   8,808      2,433,149
Gehe AG.............................  32,000      2,048,749
Heidelberger Zement AG .............  29,300      2,371,043
                                                -----------
                                               $ 15,169,923
                                                -----------





HONG KONG -- 6.9%
China Light & Power Co. Ltd. ADR.... 351,276   $  1,562,195
Hang Lung Dev. Co. Ltd. ADR......... 206,400      2,268,130
Hang Seng Bank Ltd. ADR............. 192,195      2,335,650
Hong Kong Aircraft Engineering Co... 741,000      2,280,147
Hong Kong & China Gas Co. ADR......1,126,959      2,178,073
Hong Kong Electric Holdings Ltd. ADR 530,520      1,762,653
Johnson Electric Holdings Ltd....... 897,500      2,483,225
Kowloon Motor Bus Co. (1933) Ltd.... 979,200      1,671,141
Swire Pacific Ltd. ADR.............. 214,400      2,044,197
                                                -----------
                                               $ 18,585,411
                                                -----------

IRELAND -- 1.7%
Fyffes PLC..........................1,082,000  $  1,984,945
Greencore Group PLC.................  394,000     2,566,949
                                                -----------
                                               $  4,551,894
                                                -----------



ITALY --  0.6%
Sirti SPA........................... 281,000   $  1,724,306
                                                -----------




JAPAN -- 8.5%
Chudenko Corp.......................  53,300   $  1,536,593
Daiichi Pharmaceutical Co., Ltd..... 137,000      2,199,473
Ito-Yokado Co., Ltd. ADR............   8,500      1,472,625
Kurita Water Industries Ltd.........  99,600      2,011,687
Kyodo Printing Co. Ltd.............. 198,000      1,589,401
National House Industrial Co., Ltd.. 110,000      1,462,173
Ono Pharmaceutical Co. Ltd..........  56,000      1,667,602
Santen Pharmaceutical Co., Ltd......  82,600      1,711,104
Seven Eleven Japan Co., Ltd.........  34,580      2,023,671
Taisho Pharmaceutical Co., Ltd......  85,000      2,002,935
Yamanouchi Pharmaceutical Co., Ltd..  92,000      1,889,949
York-Benimaru Co., Ltd..............  60,000      1,672,781
Yurtec Corp......................... 123,447      1,672,882
                                                -----------
                                               $ 22,912,876
                                                -----------



MALAYSIA -- 4.6%
Amsteel Corp. Berhad...............2,298,000   $  1,710,986
Genting Berhad...................... 230,000      1,584,951
Guinness Anchor Berhad.............. 782,000      1,920,158
Hong Leong Indus Berhad............. 580,800      1,978,170
Perlis Plantations Berhad........... 615,000      1,911,980
Sime Darby Berhad................... 599,200      2,361,204
Systems Telekom Malaysia............ 110,000        980,198
                                                -----------
                                               $ 12,447,647
                                                -----------



MEXICO -- 2.0%
Cifra S.A.  ADR*...................1,227,000   $  1,499,394
Kimberly Clark De Mexico ADR........  49,900      1,937,163
Grupo Industrial Maseca-B...........  90,000        114,043
Telefonos de Mexico  ADR............  54,400      1,795,200
                                                -----------
                                               $  5,345,800
                                                -----------




NETHERLANDS --8.7%
CSM  N.V............................  37,318   $  2,074,303
Elsevier Dutch Certificates......... 120,900      2,044,051
Getronics N.V.......................  96,084      2,609,194
Hagemeyer N.V.......................  27,553      2,203,155
Heineken N.V........................   9,975      1,766,171
IHC Caland N.V......................  35,000      2,000,174
Koninklijke Ahold N.V...............  35,167      2,199,083
Nutricia............................  16,258      2,471,035
Polygram............................  32,700      1,666,145
Unilever N.V........................  12,900      2,282,578
Verenigde Neder. Uitgeversbedrijven. 101,000      2,111,111
                                                -----------
                                                $ 23,427,000
                                                -----------



SINGAPORE -- 1.4%
Asia Pacific Breweries Ltd.......... 317,000   $  1,699,428
Singapore Press Holdings Ltd........ 106,200      2,095,154
                                                -----------
                                               $  3,794,582
                                                -----------




SOUTH AFRICA -- 1.3%
South African Breweries Ltd.........  66,803   $  1,692,390
Tiger Oats Ltd...................... 127,000      1,764,832
                                                -----------
                                               $  3,457,222
                                                -----------




SPAIN -- 3.4%
Banco Popular Espanol...............  11,600   $  2,278,452
Empresa Nac de Electicidad SA.......  30,600      2,177,886
Gas Natural SDG SA..................  10,500      2,442,519
Repsol S.A..........................  55,740      2,138,149
                                                -----------
                                               $  9,037,006
                                                -----------



SWEDEN -- 4.0%
AGA AB B Free....................... 121,500   $  1,816,117
Astra AB Class B....................  43,500      2,097,261
Atlas Copco AB "A" Free............. 101,000      2,442,151
Gullspangs Kraft - "B" Free......... 113,000      2,020,252
Hennes & Mauritz AB  Class B........  16,500      2,282,566
                                                -----------
                                               $ 10,658,347
                                                -----------

SWITZERLAND -- 3.9%
Nestle SA ADR.......................  34,600   $  1,851,467
Novartis AG-Reg.....................   1,900      2,176,093
Roche Holding AG - Genussch.........     270      2,100,897
SMH-Sch. Ges. Fuer AG...............  14,750      2,104,781
Societe Generale de Surv. Hold. SA..     915      2,249,047
                                                -----------
                                               $ 10,482,285
                                                -----------



UNITED KINGDOM -- 17.7%
Allied Colloids Group PLC........... 920,000   $  1,900,695
Allied Colloids Group Rights........ 262,857         36,053
Bowthorpe Holdings PLC.............. 130,000      1,007,440
Cable & Wireless PLC  ADR...........  84,300      2,075,888
Christian Salvesen PLC.............. 462,200      2,274,308
Grand Metropolitan PLC  ADR.........  55,900      1,767,838
Halma PLC........................... 599,333      1,941,157
Johnson Matthey Public Ltd.......... 225,200      2,123,580
LaPorte PLC......................... 167,070      1,959,260
Marks & Spencer PLC................. 240,700      2,026,260
Morrison (Wm.) Supermarket.......... 686,000      1,934,762
Pearson PLC......................... 163,746      2,104,165
Polypipe PLC........................ 625,000      2,486,025
Powerscreen Int'l................... 245,100      2,374,265
Provident Financial PLC............. 278,767      2,413,627
Reckitt & Colman PLC................ 152,134      1,885,828
Scapa Group PLC..................... 481,873      2,028,250
Securicor Group -A-*................ 411,112      1,977,109
Siebe PLC........................... 135,972      2,527,064
Smith & Nephew PLC.................. 633,693      1,971,937
Smiths Industries PLC............... 180,100      2,476,426
Tesco PLC........................... 417,060      2,538,425
Weir Group PLC...................... 407,700      1,817,403
Wolseley PLC........................ 252,215      2,006,441
                                                -----------
                                             $   47,654,206
                                                -----------


TOTAL EQUITY INTERESTS -- 99.4%
   (identified cost, $201,903,626)           $  267,157,155


OTHER ASSETS,
   LESS LIABILITIES -- 0.6%                       1,575,184
                                                -----------



NET ASSETS -- 100%                             $268,732,339
                                               ============





* Non-income-producing security.


ADR: American Depository Receipts

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
===============================================================================

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
-------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost........................   $201,903,626
     Unrealized appreciation................     65,253,529
                                               ------------

       Total value (Note 1A)................   $267,157,155

   Foreign cash.............................      1,209,820
   Receivable for investments sold..........        865,824
   Dividends and interest receivable........        589,055
   Receivable for refundable foreign taxes
     withheld...............................        357,543
   Receivable for fund shares sold..........        112,350
                                               ------------

     Total Assets...........................   $270,291,747
                                               ------------

LIABILITIES:
   Payable for investments purchased........   $  1,191,594
   Payable for Fund shares reacquired.......        240,584
   Trustees fees payable....................             63
   Bank overdraft...........................         56,373
   Payable for open forward foreign currency
     exchange contracts.....................          1,219
   Accrued expenses and other liabilities...         69,575
                                               ------------

     Total Liabilities......................    $ 1,559,408
                                               ------------

NET ASSETS..................................   $268,732,339
                                               =============
NET ASSETS CONSIST OF:
Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost of
   shares reacquired........................   $201,671,898
Accumulated undistributed net realized gain
   on investments and foreign currency
   (computed on the basis of identified cost)       873,983
Unrealized appreciation of investments and trans-
   lation of assets and liabilities in foreign currency
   (computed on the basis of identified cost)    65,262,058
Undistributed net investment income.........        924,400
                                               ------------


   Net assets applicable to outstanding shares $268,732,339
                                               =============
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..............................     16,102,918
                                               =============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...................        $16.69
                                               =============


                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
----------------------------------------------------------------------------

INVESTMENT INCOME:

   Income --
     Dividends..............................   $  5,466,347
     Interest...............................        299,884
     Less:  Foreign taxes...................       (709,801)
                                               ------------
       Total Income.........................   $  5,056,430
                                               ------------


   Expenses --
     Investment Adviser fee (Note 2)........   $  1,847,061
     Administrator fee (Note 2).............        282,614
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        1,595
     Custodian fee (Note 1C)................        338,478
     Transfer and dividend disbursing agent fees     48,214
     Shareholder communication expense......         29,542
     Distribution expenses (Note 3).........        477,861
     Audit services.........................         23,625
     Legal services.........................          1,609
     Registration costs.....................         20,398
     Printing...............................          5,042
     Interest expense.......................         12,632
     Miscellaneous..........................         11,023
                                               ------------
       Total Expenses.......................   $  3,099,694
                                               ------------
         Net Investment Income..............   $  1,956,736
                                               ------------


REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:

   Net realized gain on investment and foreign
     currency transactions (identified
     cost basis)...........................    $ 19,574,426
   Change in unrealized appreciation
     of investments and translation of assets
     and liabilities in foreign currencies..     24,303,355
                                               ------------
       Net realized and unrealized gain on
         investments and foreign currency...   $ 43,877,781
                                               ------------


       Net increase in net assets
         from operations....................   $ 45,834,517
                                               =============




                        See notes to financial statements

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
===============================================================================



                                                                                                    Year Ended
                                                                                                   December 31,
-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income........................................................   $   1,956,736         $   2,167,787
       Net realized gain (loss) on investment and foreign currency transactions.....      19,574,426              (650,735)
       Change in unrealized appreciation of investments and translation
         of assets and liabilities in foreign currencies............................      24,303,355            25,147,505
                                                                                         ------------          ------------

              Increase in net assets from operations................................   $  45,834,517         $  26,664,557
                                                                                         ------------          ------------

     Undistributed net investment income included in
       price of shares sold and redeemed (Note 1E)..................................   $      23,205         $     182,554
                                                                                         ------------          ------------

     Distributions to shareholders --
       From net investment income...................................................   $  (1,527,735)        $  (1,602,294)
       From net realized gain.......................................................     (15,430,128)                   --
                                                                                         ------------          ------------

              Total distributions...................................................   $ (16,957,863)        $  (1,602,294)
                                                                                         ------------          ------------

     Net increase from Fund share transactions
       (exclusive of amounts allocated to net investment income) (Note 4)...........   $   2,656,534         $  11,699,493
                                                                                         ------------          ------------

              Net increase in net assets............................................   $  31,556,393         $  36,944,310


NET ASSETS:

     At beginning of year...........................................................     237,175,946           200,231,636
                                                                                      ------------          ------------

     At end of year.................................................................   $ 268,732,339         $ 237,175,946
                                                                                       ==============      ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS..........................   $     924,400         $   1,357,941
                                                                                       ==============      ==============





                        See notes to financial statements

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
===============================================================================


                                                                           Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1996          1995         1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                   $ 14.770     $ 13.090    $ 13.410      $ 10.520    $ 11.040
                                                              ---------    ---------    ---------    ---------    ---------

Income (loss) from Investment Operations:
     Net investment income..................                    $ 0.128      $ 0.142      $ 0.127      $ 0.107     $ 0.094
     Net realized and unrealized gain (loss)
         on investments.....................                      2.902        1.638       (0.347)       2.853      (0.524)
                                                              ---------    ---------    ---------    ---------    ---------

         Total income (loss)
         from investment operations.........                    $ 3.030      $ 1.780     $ (0.220)     $ 2.960    $ (0.430)
                                                              ---------    ---------    ---------    ---------    ---------

Less Distributions:
     From net investment income.............                   $ (0.100)    $ (0.100)    $ (0.100)    $ (0.070)   $ (0.090)
     From net realized gains................                     (1.010)      --           --           --          --
                                                              ---------    ---------    ---------    ---------    ---------


         Total distributions................                   $ (1.110)    $ (0.100)    $ (0.100)    $ (0.070)   $ (0.090)
                                                              ---------    ---------    ---------    ---------    ---------



Net asset value, end of year................                   $ 16.690     $ 14.770     $ 13.090     $ 13.410    $ 10.520
                                                             ==========   ==========   ==========   ==========   ==========

Total Return(1).............................                     20.73%       13.61%       (1.64%)      28.22%      (3.94%)
Ratios/Supplemental Data
     Net assets, end of year (000 omitted)..                   $268,732     $237,176      $200,232     $100,071    $ 74,409
     Ratio of expenses to average daily net
         assets.............................                      1.30%        1.29%        1.31%        1.46%       1.51%
     Ratio of net investment income to average
         daily net assets...................                      0.82%        0.99%        1.00%        0.67%       0.81%
     Portfolio Turnover Rate................                        29%          12%           12%          30%         15%
     Average commision rate paid (2)........                  $  0.1882          --           --           --           --



(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



                        See notes to financial statements

                         THE WRIGHT MANAGED EQUITY TRUST
                          NOTES TO FINANCIAL STATEMENTS
===============================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Junior Blue Chip Equities Fund (WJBC) series, Wright Quality Core Equities Fund (WQC) series, and Wright International Blue Chip Equities Fund (WIBC) series, is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Expense Reduction -- The Funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates. For the purpose of Code Sec 852 (b)(3)(C),WBC and WJBC hereby designate
     $13,799,045 and $4,039,400, respectively as long term capital gain distributions paid during thr taxable year.


E. Equalization -- The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Fund shares.

F. Distributions -- The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 1996, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                           Accumulated Undistrib-
                           uted Net Realized Gain
                            (Loss) on Investment          Undistributed
                Paid-In     and Foreign Currency          Net Investment
                Capital         Transactions              Income (Loss)
----------------------------------------------------------------------

WBC            $ 965,560        $ (649,026)              $(316,534)
WJBC           2,340,265        (1,841,609)               (498,656)
WQC            2,248,668        (2,248,668)                    -
WIBC             938,131           (52,384)               (885,747)
------------------------------------------------------------------------


Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

G. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31,1996, the effective annual rate was 0.63% for WBC, 0.55% for WJBC, 0.45% for WQC, and 0.77% for WIBC. To enhance the net income of the Funds, Wright made a reduction of its investment adviser fee by $1,580 for the benefit of WJBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1996, the effective annual rate was 0.12% for WBC, 0.20% for WJBC, 0.20% for WQC, and 0.12% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a subsidiary of Wright Investors' Service, an annual rate of 2/10 of 1% of each Fund's average daily net assets for activities primarily intended to result in the sale of each Fund's shares. To enhance the net income of WJBC and WQC, the Principal Underwriter made a reduction of its fee by $37,941 and $14,839, respectively.



(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                   Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                           1996                             1995
                                                               Shares          Amount            Shares          Amount
------------------------------------------------------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND --
     Sold  ...............................................   3,370,863    $   58,680,124       4,266,308    $   65,320,088
     Issued to shareholders in payment
       of distributions declared..........................   1,117,467        19,510,827         700,517        11,141,024
     Reacquired...........................................  (5,675,972)     (102,627,362)     (5,467,216)      (84,642,460)
                                                            ----------    --------------     ----------     -------------

           Net decrease...................................  (1,187,642)   $  (24,436,411)       (500,391)   $   (8,181,348)
                                                            ===========   ===============    ===========   ===============



WRIGHT JUNIOR BLUE CHIP EQUITIES FUND --
     Sold  ...............................................      99,920    $    1,044,278         225,623    $    2,466,377
     Issued to shareholders in payment
       of distributions declared..........................     444,180         3,864,662         444,836         4,715,097
     Reacquired...........................................  (1,355,874)      (15,046,448)     (1,650,724)      (18,314,741)
                                                            ----------    -------------      ----------     -------------

           Net decrease...................................    (811,774)   $  (10,137,508)       (980,265)   $  (11,133,267)
                                                            ===========   ===============    ===========   ===============


WRIGHT QUALITY CORE EQUITIES FUND --
     Sold  ...............................................     337,332    $    4,468,704         655,665    $    8,101,383
     Issued to shareholders in payment
       of distributions declared..........................     394,213         4,874,918         522,768         6,525,442
     Reacquired...........................................  (2,543,369)      (33,684,007)     (1,778,830)      (22,926,194)
                                                            ----------    -------------      ----------     -------------

           Net decrease...................................  (1,811,824)   $  (24,340,385)       (600,397)   $   (8,299,369)
                                                            ===========   ===============    ===========   ===============


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND --
     Sold  ...............................................   5,048,536    $   81,155,741       4,605,546    $   64,343,250
     Issued to shareholders in payment
       of distributions declared..........................     890,647        14,344,879          78,962         1,136,990
     Reacquired...........................................  (5,893,501)      (92,844,086)     (3,919,612)      (53,780,747)
                                                            ----------    -------------      ----------     -------------

           Net increase...................................      45,682    $    2,656,534         764,896    $   11,699,493
                                                            ===========   ===============    ===========   ===============



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations and redemptions in kind, for the year ended December 31,1996, were as follows:

                                                      Wright Selected     Wright Junior       Wright     Wright International
                                                          Blue Chip         Blue Chip      Quality Core        Blue Chip
                                                        Equities Fund     Equities Fund    Equities Fund     Equities Fund
--------------------------------------------------------------------------------------------------------------------------------

   Purchases.........................................  $   96,097,202    $   7,748,777    $   17,333,784    $  67,170,916
                                                         ============     ============      ============     ============
   Sales.............................................  $  143,554,776    $  22,771,343    $   36,324,780    $  75,602,559
                                                         ============     ============      ============     ============
   Redemptions in Kind (at Value)....................  $      525,988    $    --          $   10,330,294    $         --
                                                         ============     ============      ============     ============


     In addition, the redemption in kind transactions resulted in realized gains of $86,924 and $2,248,668 for WBC and WQC, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

                                                      Wright Selected     Wright Junior       Wright     Wright International
                                                          Blue Chip         Blue Chip      Quality Core        Blue Chip
                                                        Equities Fund     Equities Fund    Equities Fund     Equities Fund
-------------------------------------------------------------------------------------------------------------------------------

   Aggregate cost....................................  $ 165,198,843     $ 11,176,807     $  21,628,452     $202,747,444
                                                         ============     ============      ============     ============
   Gross unrealized appreciation.....................  $  43,455,752     $  2,982,604     $   4,620,961     $ 71,703,920
   Gross unrealized depreciation.....................     (3,243,054)         (54,706)         (476,773)      (7,294,209)
                                                        -------------    -------------     -------------    -------------

   Net unrealized appreciation.......................  $  40,212,698     $  2,927,898     $   4,144,188     $ 64,409,711
                                                         ============     ============      ============     ============


(7)  FINANCIAL INSTRUMENTS

     The Trust may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts for WIBC. The notional or contractual amounts of these instruments represent the investment the funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of December 31, 1996, WIBC had the following forward foreign currency exchange contracts open:

  Settlement                                       Contracts        In Exchange For        Contracts        Net Unrealized
     Date                                         to Deliver      (in U. S. Dollars)       at Value          Depreciation
-------------------------------------------------------------------------------------------------------------------------------

    1/07/97       Malaysian Ringgit                  633,505              $250,893          $250,774              $ (119)
    1/08/97       Great British Pound                118,260               202,757           201,835                (922)
    1/09/97       Spanish Pesata                  46,019,682               354,475           354,297                (178)
                                                 -----------           -----------       -----------          -----------

                  TOTAL                                                   $808,125          $806,906             $(1,219)
                                                                        ==========         =========            =========

At December 31, 1996, the WIBC had sufficient cash and/or securities to cover any commitments under these contracts.



(8)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     WIBC's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of WIBC, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of WIBC's assets. WIBC may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

-------------------------------------------------------------------------------



                          INDEPENDENT AUDITORS' REPORT


     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

           We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Equity Trust (the Trust) (comprising, respectively, of Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright Quality Core Equities Fund, and Wright International Blue Chip Equities Fund) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Equity Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     Boston, Massachusetts                            DELOITTE & TOUCHE LLP
     January 31, 1997

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996


Face                               Interest     Maturity
Amount        Issuer                 Rate         Date             Value
----------------------------------------------------------------------------




$  400,000   U. S. Treasury Bills    5.090%     01/09/97     $   399,547
 1,000,000   U. S. Treasury Bills    5.310%     01/09/97         998,820
   500,000   U. S. Treasury Bills    5.325%     01/09/97         499,408
 1,000,000   U. S. Treasury Bills    5.010%     01/09/97         998,887
   600,000   U. S. Treasury Bills    5.250%     02/06/97         596,850
 3,600,000   U. S. Treasury Bills    5.020      02/06/97       3,581,928
 1,600,000   U. S. Treasury Bills    5.270      03/06/97       1,585,010
   300,000   U. S. Treasury Bills    5.270%     03/06/97         297,190
   600,000   U. S. Treasury Bills    5.080%     03/06/97         594,582
 3,100,000   U. S. Treasury Bills    4.880      03/06/97       3,073,106
 1,500,000   U. S. Treasury Bills    5.245%     04/03/97       1,479,894
 1,000,000   U. S. Treasury Bill     5.050%     04/03/97         987,095
 3,700,000   U. S. Treasury Bills    4.945%     04/03/97       3,653,242
 1,300,000   U. S. Treasury Bills    5.100%     05/01/97       1,277,900
   700,000   U. S. Treasury Bills    5.060%     05/01/97         688,193
   300,000   U. S. Treasury Bills    5.050%     05/01/97         294,950
 3,000,000   U. S. Treasury Bills    5.010%     05/01/97       2,949,901
 1,200,000   U. S. Treasury Bills    5.050%     05/29/97       1,175,087
   500,000   U. S. Treasury Bills    5.070%     05/29/97         489,578
   500,000   U. S. Treasury Bills    5.020%     05/29/97         489,681
   300,000   U. S. Treasury Bills    5.030%     05/29/97         293,796
 1,500,000   U. S. Treasury Bills    5.000%     01/02/97       1,499,792
 1,300,000   U. S. Treasury Bills    5.100%     01/16/97       1,297,238
 1,400,000   U. S. Treasury Bills    5.030%     01/16/97       1,397,066
 1,100,000   U. S. Treasury Bills    5.120%     01/23/97       1,096,557
 1,400,000   U. S. Treasury Bills    5.080%     01/23/97       1,395,654
 2,600,000   U. S. Treasury Bills    4.975%     01/30/97       2,589,580
 2,900,000   U. S. Treasury Bills    5.310%     02/13/97       2,881,607
 3,000,000   U. S. Treasury Bills    5.050%     02/20/97       2,978,958
 2,000,000   U. S. Treasury Bills    5.060%     02/27/97       1,983,977
 2,000,000   U. S. Treasury Bills    5.075%     02/27/97       1,983,928
 2,000,000   U. S. Treasury Bills    4.930%     02/27/97       1,984,388
   800,000   U. S. Treasury Bills    5.060%     03/13/97         792,016
   500,000   U. S. Treasury Bill     5.020%     03/13/97         495,050
 3,800,000   U. S. Treasury Bills    5.030%     03/13/97       3,762,303
 5,700,000   U. S. Treasury Bills    4.770%     03/20/97       5,641,091
 2,400,000   U. S. Treasury Bills    4.980%     03/27/97       2,371,780
 4,000,000   U. S. Treasury Bills    4.850%     03/27/97       3,954,195
 1,600,000   U. S. Treasury Bills    5.000%     04/10/97       1,578,000
   700,000   U. S. Treasury Bills    4.950%     04/10/97         690,471
 3,000,000   U. S. Treasury Bills    4.920%     04/10/97       2,959,410
 1,000,000   U. S. Treasury Bills    5.000      04/10/97         986,250
 1,000,000   U. S. Treasury Bill     5.040%     04/17/97         985,160
 1,100,000   U. S. Treasury Bill     5.040%     04/17/97       1,083,676
 3,000,000   U. S. Treasury Bills    4.950%     04/17/97       2,956,276
 2,000,000   U. S. Treasury Bills    4.985%     04/17/97       1,970,644
 6,900,000   U. S. Treasury Bills    4.960%     04/24/97       6,792,574
   500,000   U. S. Treasury Bills    5.055%     05/08/97         491,083
$  500,000   U. S. Treasury Bills    5.040%     05/08/97         491,110
 1,800,000   U. S. Treasury Bills    4.975%     05/08/97       1,768,409
   300,000   U. S. Treasury Bills    4.950%     05/08/97         294,761
   800,000   U. S. Treasury Bills    5.010%     05/08/97         785,861
 2,900,000   U. S. Treasury Bills    5.055%     05/15/97       2,845,434
 3,500,000   U. S. Treasury Bills    5.060%     05/22/97       3,430,635
                                                            -------------

TOTAL INVESTMENTS
AT AMORTIZED COST -- 99.4%                                   $94,619,579

Other Assets, less Liabilities  -- 0.6%                          563,930
                                                            -------------

Net Assets -- 100.0%                                         $95,183,509
                                                            ==============


                        See notes to financial statements

                     WRIGHT U.S. TREASURY MONEY MARKET FUND



                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
----------------------------------------------------------------------------

ASSETS:
   Investments, at amortized cost and value
     (Note 1A)..............................   $ 94,619,579
   Cash.....................................        107,388
   Receivable for Fund shares sold..........        821,011
                                               ------------

     Total Assets...........................   $ 95,547,978
                                               ------------
LIABILITIES:
   Payable for Fund shares reacquired.......   $    198,176
   Payable for dividend disbursing agent....        132,600
   Investment Adviser fee payable...........         22,919
   Trustees' fees payable...................             50
   Accrued expenses and other liabilities...         10,724
                                               ------------

     Total Liabilities......................   $    364,469
                                               ------------

NET ASSETS (Consisting of paid-in capital)..   $ 95,183,509
                                               =============

Net Asset Value, Offering Price, and Redemption
   Price Per Share ($95,183,509 / 95,183,509
   shares of beneficial interest outstanding)         $1.00
                                               =============



                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
----------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income (Note 1B)................   $  3,017,861
                                               ------------

   Expenses --
     Investment Adviser fee (Note 3)........   $    203,163
     Administrator fee (Note 3).............         40,793
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        1,307
     Custodian fee (Note 1C)................         46,156
     Audit and legal........................         17,167
     Registration costs.....................         39,801
     Transfer & dividend disbursing agent fees       19,451
     Shareholder communication expense......          6,341
     Amortization of organization costs.....          4,953
     Printing...............................          3,883
     Miscellaneous..........................          6,739
                                               ------------
       Total expenses.......................   $    389,754
                                               ------------

     Deduct --
       Reduction of Investment Adviser
        fee (Note 3)........................  $     127,441
       Reduction of custodian fee (Note 1C).          7,855
                                               ------------
         Total deductions...................  $     135,296
                                               ------------
     Net expenses...........................  $     254,458
                                               ------------
     Net investment income..................  $   2,763,403
                                               =============






                                                                                                    Year Ended
                                                                                                   December 31,
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
---------------------------------------------------------------------------------------------------------------------------------


FROM OPERATIONS:
   Net investment income..................................................................   $  2,763,403     $  2,423,432
                                                                                             ------------     ------------

DIVIDENDS DECLARED FROM NET INVESTMENT INCOME (Note 2)....................................   $ (2,763,403)    $ (2,423,432)
                                                                                             ------------     ------------

FROM FUND SHARE (PRINCIPAL) TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE:
   Proceeds from sale of shares...........................................................   $254,493,576     $217,876,175
   Net asset value of shares issued to shareholders in payment of dividends declared......      1,528,366        1,823,063
   Cost of shares reacquired..............................................................   (206,727,380)    (242,687,133)
                                                                                             ------------     ------------
     Increase (decrease) in net assets from Fund share transactions.......................   $ 49,294,562     $(22,987,895)
                                                                                             ------------     ------------
       Net increase (decrease) in net assets..............................................   $ 49,294,562     $(22,987,895)

NET ASSETS:
   Beginning of year......................................................................     45,888,947       68,876,842
                                                                                             ------------     ------------
   End of year............................................................................   $ 95,183,509     $ 45,888,947
                                                                                             =============    =============

                          See notes to financial statements.

                     WRIGHT U.S. TREASURY MONEY MARKET FUND



                                                                            Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1996          1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------------


Net asset value -- beginning of year...........               $1.00        $1.00        $1.00         $1.00        $1.00

Income from Investment Operations:
   Net investment income(1)  ..................                0.04745      0.05212      0.03494       0.02503      0.03221


Less Distributions:
   From net investment income..................               (0.04745)    (0.05212)    (0.03494)     (0.02503)    (0.03221)
                                                              ----------   ---------    ---------     ---------    ---------

Net asset value -- end of year.................               $1.00        $1.00        $1.00         $1.00        $1.00
                                                              =========    =========    =========    =========    =========

Total Return(2)................................                4.85%        5.34%        3.55%         2.53%        3.27%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted).......               $95,184      $45,889      $68,877      $11,011      $13,856
   Ratio of net expenses to average daily
     net assets(1).............................                0.45%(3)     0.46%(3)     0.45%         0.45%        0.46%
   Ratio of net investment income to average daily
     net assets(1).............................                4.73%        5.22%        3.77%         2.52%        3.19%

(1)During each of the above periods, the Investment Adviser reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                               1996         1995          1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------------

Net investment income per share................                $0.04524     $0.05120     $0.03253     $0.01977     $0.02958
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average daily net assets):
   Expenses....................................                   0.67%        0.65%        0.71%        0.97%        0.72%
                                                              =========    =========    =========    =========    =========
   Net investment income ......................                   4.51%        5.03%        3.51%        1.99%        2.93%
                                                              =========    =========    =========    =========    =========


(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date.
(3)Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the Custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.44% and 0.45% for the years ended December 31, 1996 and 1995, respectively.



                        See notes to financial statements

                   WRIGHT U.S. TREASURY NEAR TERM FUND (WNTB)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996



Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
--------------------------------------------------------------------------------------------------------------------------------


$   3,000,000     U. S. Treasury Notes                   6.875%    03/31/97     $100.359 $ 3,010,770       6.85%     5.31%
    2,000,000     U. S. Treasury Notes                   6.375%    06/30/97      100.516   2,010,320       6.34%     5.31%
    6,200,000     U. S. Treasury Notes                   5.500%    07/31/97      100.047   6,202,914       5.50%     5.41%
    2,500,000     U. S. Treasury Notes                   5.625%    10/31/97      100.047   2,501,175       5.62%     5.56%
    7,000,000     U. S. Treasury Notes                   6.000%    11/30/97      100.312   7,021,840       5.98%     5.64%
    4,000,000     U. S. Treasury Notes                   7.250%    02/15/98      101.641   4,065,640       7.13%     5.71%
    2,100,000     U. S. Treasury Notes                   8.125%    02/15/98      102.594   2,154,474       7.92%     5.70%
    7,000,000     U. S. Treasury Notes                   5.125%    03/31/98       99.328   6,952,960       5.16%     5.68%
   20,000,000     U. S. Treasury Notes                   7.875%    04/15/98      102.609  20,521,800       7.68%     5.73%
    3,450,000     U. S. Treasury Notes                   9.000%    05/15/98      104.219   3,595,556       8.64%     5.75%
    2,900,000     U. S. Treasury Notes                   5.125%    06/30/98       99.094   2,873,726       5.17%     5.76%
    5,100,000     U. S. Treasury Notes                   5.875%    08/15/98      100.047   5,102,397       5.87%     5.83%
    4,500,000     U. S. Treasury Notes                   6.125%    08/31/98      100.437   4,519,665       6.10%     5.84%
    2,000,000     U. S. Treasury Notes                   7.125%    10/15/98      102.125   2,042,500       6.98%     5.85%
    4,400,000     U. S. Treasury Notes                   6.375%    01/15/99      100.937   4,441,228       6.32%     5.88%
    1,400,000     U. S. Treasury Notes                   5.875%    03/31/99       99.906   1,398,684       5.88%     5.92%
    3,000,000     U. S. Treasury Notes                   7.000%    04/15/99      102.234   3,067,020       6.85%     5.94%
    8,500,000     U. S. Treasury Notes                   6.375%    07/15/99      100.906   8,577,010       6.32%     5.98%
    2,000,000     U. S. Treasury Notes                   8.000%    08/15/99      104.750   2,095,000       7.64%     6.02%
    2,000,000     U. S. Treasury Notes                   7.875%    11/15/99      104.766   2,095,320       7.52%     6.03%
    1,500,000     U. S. Treasury Notes                   8.500%    02/15/00      106.797   1,601,955       7.96%     6.08%
   11,100,000     U. S. Treasury Notes                   7.125%    02/29/00      102.953  11,427,783       6.92%     6.08%
    8,000,000     U. S. Treasury Notes                   6.250%    05/31/00      100.406   8,032,480       6.23%     6.11%
    1,500,000     U. S. Treasury Notes                   5.625%    02/28/01       98.016   1,470,240       5.74%     6.17%
    9,650,000     U. S. Treasury Notes                   7.500%    11/15/01      105.266  10,158,169       7.13%     6.23%

    3,400,000     Federal Home Loan Banks                5.020%    11/16/98       98.410   3,345,940       5.10%     5.93%
                                                                                         -----------

Total Government Interests (identified cost, $129,286,415)-- 100%                       $130,286,566


RESERVE FUNDS -- 0.3%

      425,000     American Express Corp.                 6.753%    01/02/97      100.00      425,000       6.75%     6.75%
                                                                                         -----------       ------   ------

Total Investments (identified cost, $129,711,415) -- 100.3%                             $130,711,566       6.63%     5.85%
                                                                                                          =======   =======
Other Assets, Less Liabilities -- (0.3%)                                                    (386,532)
                                                                                         -----------

Net Assets -- 100.0%                                                                    $130,325,034
                                                                                        ============
Average Maturity  --  2.0 Years (1)

(1) Unaudited.


                        See notes to financial statements

                       WRIGHT U.S. TREASURY NEAR TERM FUND




                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
-----------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost........................   $129,711,415
     Unrealized appreciation................      1,000,151
                                                ------------

       Total value (Note 1A)................   $130,711,566

   Cash.....................................          2,806
   Receivable for Fund shares sold..........          8,121
   Interest receivable......................      2,167,394
                                                ------------

     Total Assets...........................   $132,889,887
                                                ------------


LIABILITIES:
   Payable for Fund shares reacquired.......   $  2,265,837
   Payable to dividend disbursing agent.....        284,815
   Trustees' fees payable...................             50
   Accrued expenses and other liabilities...         14,151
                                                ------------

     Total Liabilities......................   $  2,564,853
                                                ------------


NET ASSETS..................................   $130,325,034
                                                ============
NET ASSETS CONSIST OF:

Proceeds from sales of shares (including
   shares issued to shareholders in payment of
   distributions declared), less cost of shares
   redeemed.................................   $148,556,574
Accumulated net realized loss on investment
   transactions (computed on the basis of
   identified cost).........................    (19,397,234)
Unrealized appreciation of investments
   (computed on the basis of identified cost)     1,000,151
Undistributed net investment income.........        165,543
                                                ------------

   Net assets applicable to outstanding shares $130,325,034
                                                ============
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..............................     12,720,912
                                                ============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...................         $10.24
                                                ============



                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
----------------------------------------------------------------------------


INVESTMENT INCOME:

   Interest Income (Note 1B)................   $  9,408,025
                                                ------------


   Expenses --
     Investment Adviser fee (Note 3)........   $    584,296
     Administrator fee (Note 3).............        116,024
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        1,280
     Distribution expenses (Note 4).........        280,119
     Custodian fee..........................         51,732
     Transfer and dividend disbursing agent fees     28,042
     Shareholder communication expense......         15,969
     Audit services.........................         31,621
     Registration costs.....................         19,219
     Printing...............................            977
     Legal services.........................            667
     Miscellaneous..........................          8,771
                                                ------------


       Total expenses.......................   $  1,138,717

     Deduct --
       Reduction of custodian fee (Note 1C).          7,845
                                                ------------

       Net expenses.........................   $  1,130,872
                                                ------------

         Net investment income..............   $  8,277,153
                                                ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

   Net realized gain on investment transactions
     (identified cost basis)................   $    564,027
   Change in unrealized appreciation
     of investments.........................     (3,403,735)
                                                ------------

       Net realized and unrealized loss
         on investments.....................   $ (2,839,708)
                                                ------------

       Net increase in net assets
         from operations....................   $  5,437,445
                                                ============



                        See notes to financial statements

                       WRIGHT U.S. TREASURY NEAR TERM FUND




                                                                                                    Year Ended
                                                                                                   December 31,
-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
-------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

     From operations --
         Net investment income..................................................     $     8,277,153       $    10,600,630
         Net realized gain (loss) on investment
           transactions.........................................................             564,027              (376,568)
         Change in unrealized appreciation
           of investments.......................................................          (3,403,735)           10,227,881
                                                                                         ------------         ------------

              Increase in net assets from operations............................     $     5,437,445       $     20,451,943

     Distributions to shareholders from net investment income...................          (8,272,352)          (10,580,700)

     Net decrease from Fund share transactions (Note 5).........................         (10,439,893)          (78,393,631)
                                                                                         ------------         ------------

              Net decrease in net assets........................................     $   (13,274,800)      $   (68,522,388)


NET ASSETS:

     At beginning of year.......................................................         143,599,834           212,122,222
                                                                                         ------------         ------------

     At end of year.............................................................     $   130,325,034       $   143,599,834
                                                                                       ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
     IN NET ASSETS.............................................................$             165,543       $       209,683
                                                                                       ==============        ==============



                        See notes to financial statements

                       WRIGHT U.S. TREASURY NEAR TERM FUND



                                                                            Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1996          1995         1994         1993         1992
--------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                  $ 10.450     $   9.920    $  10.840    $  10.660     $ 10.750
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income....................                  $  0.606     $   0.631    $   0.588    $   0.655     $  0.739
   Net realized and unrealized gain (loss)
     on investments.........................                    (0.212)        0.524       (0.920)       0.180       (0.090)
                                                               --------     --------     --------     --------      --------

     Total income (loss) from investment
       operations...........................                  $  0.394     $   1.155    $  (0.332)   $   0.835     $  0.649
                                                               --------     --------     --------     --------      --------

Less distributions from net investment income                 $ (0.604)    $  (0.625)   $  (0.588)    $ (0.655)    $ (0.739)
                                                               --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 10.240     $  10.450    $   9.920    $  10.840     $ 10.660
                                                               =========    =========    =========    =========     ========

Total Return(1).............................                     3.91%       11.93%       (3.10%)        7.95%        6.26%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                  $ 130,325 $  143,600      $212,122     $ 380,917     $371,074
   Ratio of expenses to average net assets..                      0.8%         0.8%          0.7%         0.7%         0.8%
   Ratio of net investment income to average
     net assets.............................                      5.9%         6.2%          5.7%         6.0%         6.9%
   Portfolio Turnover Rate..................                       28%          21%           33%          22%           6%


(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.


                        See notes to financial statements

                        WRIGHT U.S. TREASURY FUND (WUSTB)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996



Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
--------------------------------------------------------------------------------------------------------------------------------


$   5,500,000     U. S. Treasury Notes                   5.875%    11/15/99     $ 99.609  $ 5,478,495      5.90%     6.02%
    3,400,000     U. S. Treasury Notes                   6.250%    05/31/00      100.406    3,413,804      6.23%     6.11%
    5,700,000     U. S. Treasury Notes                   5.250%    01/31/01       96.828    5,519,196      5.42%     6.14%
      600,000     U. S. Treasury Notes                   6.625%    07/31/01      101.594      609,564      6.52%     6.22%
    1,000,000     U. S. Treasury Notes                   6.250%    02/15/03       99.875      998,750      6.25%     6.27%
   14,200,000     U. S. Treasury Notes                   6.500%    05/15/05      100.672   14,295,424      6.46%     6.39%
    2,000,000     U. S. Treasury Notes                   5.875%    11/15/05       96.422    1,928,440      6.09%     6.41%
    4,500,000     U. S. Treasury Notes                   5.625%    02/15/06       94.625    4,258,125      5.95%     6.41%

      600,000     U. S. Treasury Bonds                  11.625%    11/15/04      132.031      792,186      8.81%     6.38%
    8,950,000     U. S. Treasury Bonds                   6.500%    08/15/05      100.641    9,007,370      6.46%     6.40%
    1,000,000     U. S. Treasury Bonds                  10.000%    05/15/10      122.281    1,222,810      8.18%     7.35%
    1,300,000     U. S. Treasury Bonds                  14.000%    11/15/11      153.766    1,998,958      9.11%     7.82%
    4,400,000     U. S. Treasury Bonds                   7.250%    05/15/16      105.594    4,646,136      6.86%     6.73%
                                                                                           -----------

Total Investments (identified cost, $53,927,911)-- 98.5%                                  $54,169,258


Other Assets, less Liabilities-- 1.5%                                                         808,691
                                                                                           -----------


Net Assets-- 100.0%                                                                       $54,977,949
                                                                                         ============

Average Maturity -- 8.3 Years (1)

(1) Unaudited.




                        See notes to financial statements

                            WRIGHT U.S. TREASURY FUND




                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
-----------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost........................   $ 53,927,911
     Unrealized appreciation................        241,347
                                                ------------

       Total value (Note 1A)................   $ 54,169,258

   Cash.....................................        393,969
   Receivable for Fund shares sold..........        139,173
   Interest receivable......................        763,630
                                                ------------

     Total Assets...........................   $ 55,466,030
                                                ------------


LIABILITIES:

   Payable for Fund shares reacquired.......   $    323,405
   Payable to dividend disbursing agent.....        157,828
   Trustees' fees payable...................             50
   Accrued expenses and other liabilities...          6,798
                                                ------------

     Total Liabilities......................   $    488,081
                                                ------------


NET ASSETS..................................   $ 54,977,949
                                                ============

NET ASSETS CONSIST OF:

Proceeds from sales of shares (including shares
   issued to shareholders in payment of distributions
   declared), less cost of shares redeemed..   $ 54,271,290
Accumulated net realized gain on investments
   (computed on the basis of identified cost)       448,189
Unrealized appreciation of investments (computed
   on the basis of identified cost).........        241,347
Undistributed net investment income.........         17,123
                                                ------------

   Net assets applicable to outstanding shares $ 54,977,949
                                                ============

SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..............................      4,047,706
                                                ============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...................         $13.58
                                                ============



                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
---------------------------------------------------------------------------


INVESTMENT INCOME:

   Interest Income (Note 1B)................   $  2,633,329
                                                ------------


   Expenses --
     Investment Adviser fee (Note 3)........   $    163,849
     Administrator fee (Note 3).............         40,959
     Compensation of Trustees not affiliated with
      the Investment Adviser or Administrator         1,294
     Distribution expenses (Note 4).........         81,923
     Custodian fee..........................         37,011
     Audit services.........................         19,100
     Transfer and dividend disbursing agent fees      8,131
     Shareholder communication expense......          4,214
     Registration costs.....................         27,462
     Printing...............................            624
     Legal services.........................            667
     Miscellaneous..........................          5,219
                                                ------------

       Total expenses.......................   $    390,453
                                                ------------


     Deduct --
       Reduction of distribution expenses
        by Principal Underwriter (Note 4)...   $      6,191
       Reduction of custodian fee (Note 1C).         28,748
                                                ------------

       Total deductions.....................   $     34,939
                                                ------------

       Net expenses.........................   $    355,514
                                                ------------

         Net investment income..............   $  2,277,815
                                                ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

   Net realized gain on investment transactions
     (identified cost basis)................   $  1,565,818
   Change in unrealized appreciation
     of investments.........................     (2,085,302)
                                                ------------
       Net realized and unrealized loss
         on investments.....................   $   (519,484)
                                                ------------
       Net increase in net assets
         from operations....................   $  1,758,331
                                                ============


                        See notes to financial statements

                            WRIGHT U.S. TREASURY FUND




                                                                                                    Year Ended
                                                                                                   December 31,
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

     From operations --
         Net investment income..................................................      $   2,277,815         $    1,071,994
         Net realized gain on investment
           transactions.........................................................          1,565,818                529,670
         Change in unrealized appreciation
           of investments.......................................................         (2,085,302)             2,464,279
                                                                                        ------------          ------------

              Increase in net assets from operations............................      $   1,758,331         $    4,065,943
                                                                                        ------------          -------------
     Distributions to shareholders --
         From net investment income.............................................      $  (2,268,131)        $   (1,072,005)
         From net realized gain on investments..................................           (683,329)                --
                                                                                        ------------          ------------

              Total distributions...............................................      $  (2,951,460)        $   (1,072,005)
                                                                                        ------------          -------------
     Net increase (decrease) from Fund share transactions
       (Note 5)   ..............................................................      $  41,014,834         $   (4,496,109)
                                                                                        ------------          ------------

              Net increase (decrease) in net assets.............................      $  39,821,705         $   (1,502,171)


NET ASSETS:

     At beginning of year.......................................................         15,156,244             16,658,415
                                                                                        ------------          ------------

     At end of year.............................................................      $  54,977,949         $   15,156,244
                                                                                       ==============        ==============


UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
     IN NET ASSETS..............................................................      $      17,123         $        7,439
                                                                                       ==============        ==============



                        See notes to financial statements

                            WRIGHT U.S. TREASURY FUND




                                                                            Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           1996(3)        1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 14.710     $  12.250    $  14.360    $  13.190     $ 13.220
                                                                --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1).................                  $  0.769     $   0.880    $   0.880    $   0.892     $  0.911
   Net realized and unrealized gain (loss)
     on investments.........................                    (0.973)        2.458       (2.110)       1.170       (0.030)
                                                                --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........                  $ (0.204)    $   3.338    $  (1.230)   $   2.062     $  0.881
                                                                --------     --------     --------     --------      --------

Less Distributions:
   From net investment income...............                  $ (0.756)    $  (0.878)   $  (0.880)   $  (0.892)    $ (0.911)
   From net realized gain...................                    (0.170)       --           --           --           --
                                                                --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.926)    $  (0.878)   $  (0.880)   $  (0.892)    $ (0.911)
                                                                --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.580     $  14.710    $  12.250    $  14.360     $ 13.190
                                                                =========    =========    =========    =========    =========

Total Return(2).............................                   (1.23%)       28.18%       (8.66%)       15.90%        7.07%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                  $ 54,978     $ 15,156     $  16,658    $  29,846     $ 29,703
   Ratio of net expenses to average net assets                    0.9%         0.9%          0.9%         0.9%         0.9%
   Ratio of net investment income to average
     net assets.............................                      5.5%         6.6%          6.9%         6.3%         7.1%
   Portfolio Turnover Rate..................                       65%           8%            1%          12%          15%

(1)During each of the five years ended December 31, 1996, the operating expenses of the Fund were reduced by an allocation of expenses to the Investment Adviser or a reduction in distribution fee, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                            Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                1996          1995         1994         1993         1992
--------------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.769     $   0.827    $   0.854    $   0.878     $  0.898
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average net assets):

   Expenses   ..............................                     0.9%          1.2%         1.1%         1.0%         1.0%
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     5.5%          6.2%         6.7%         6.2%         7.0%
                                                              =========    =========    =========    =========    =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.

(3)Certain of the per share data are based on average shares outstanding.



                        See notes to financial statements

                      WRIGHT TOTAL RETURN BOND FUND (WTRB)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996



Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


$   2,000,000     U.S. Treasury Bonds                    8.250%    05/15/05     $105.406  $ 2,108,120      7.83%     7.37%
   21,700,000     U.S. Treasury Bonds                    6.500%    08/15/05      100.641   21,839,097      6.46%     6.40%
    8,200,000     U.S. Treasury Bonds                    7.250%    05/15/16      105.594    8,658,708      6.87%     6.73%
   11,000,000     U.S. Treasury Notes                    5.875%    11/15/99       99.609   10,956,990      5.90%     6.02%
    1,900,000     U.S. Treasury Notes                    5.875%    06/30/00       99.250    1,885,750      5.92%     6.12%
    2,300,000     U.S. Treasury Notes                    6.250%    08/31/00      100.375    2,308,625      6.23%     6.13%
    4,000,000     U.S. Treasury Notes                    5.750%    10/31/00       98.672    3,946,880      5.83%     6.14%
    3,000,000     U.S. Treasury Notes                    7.750%    02/15/01      105.672    3,170,160      7.33%     6.17%
   12,500,000     U.S. Treasury Notes                    6.250%    02/15/03       99.875   12,484,375      6.26%     6.27%
    1,700,000     U.S. Treasury Notes                    7.500%    02/15/05      106.953    1,818,201      7.01%     6.39%
   11,300,000     U.S. Treasury Notes                    6.500%    05/15/05      100.672   11,375,936      6.46%     6.39%
    5,500,000     U.S. Treasury Notes                    5.875%    11/15/05       96.422    5,303,210      6.09%     6.41%
      200,000     U.S. Treasury Notes                    5.625%    02/15/06       94.625      189,250      5.95%     6.41%
    4,000,000     U.S. Treasury Notes                    6.500%    10/15/06      100.547    4,021,880      6.47%     6.42%
                                                                                            ----------


Total Investments (identified cost, $89,923,919)-- 98.6%                                  $90,067,182

Other Assets, Less Liabilities -- 1.4%                                                      1,314,449
                                                                                           ----------
Net Assets -- 100.0%                                                                      $91,381,631
                                                                                          ============

Average Maturity  -- 8.0 Years (1)




(1) Unaudited.



                        See notes to financial statements

                          WRIGHT TOTAL RETURN BOND FUND





                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31,1996
---------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost........................   $ 89,923,919
     Unrealized appreciation................        143,263
                                                ------------

       Total value (Note 1A)................   $ 90,067,182

   Cash.....................................         18,200
   Receivable for Fund shares sold..........         12,971
   Interest receivable......................      1,432,179
                                                ------------
     Total Assets...........................   $ 91,530,532
                                                ------------


LIABILITIES:

   Payable for Fund shares reacquired.......   $     10,268
   Payable to dividend disbursing agent.....        125,413
   Trustees' fees payable...................             50
   Accrued expenses and other liabilities...         13,170
                                                ------------
     Total Liabilities......................   $    148,901
                                                ------------
NET ASSETS..................................   $ 91,381,631
                                                ============

NET ASSETS CONSIST OF:

Proceeds from sales of shares (including shares
   issued to shareholders in payment of distributions
   declared), less cost of shares redeemed..   $ 91,156,702
Accumulated net realized gain on investment
   transactions (computed on the basis of
   identified cost).........................          6,178
Unrealized appreciation of investments (computed
   on the basis of identified cost).........        143,263
Undistributed net investment income.........         75,488
                                                ------------

   Net assets applicable to outstanding shares $ 91,381,631
                                                ============

SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..............................      7,313,412
                                                ============

NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...................         $12.50
                                                ============



                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
------------------------------------------------------------------------


INVESTMENT INCOME:

   Interest Income (Note 1B)................   $  7,152,559
                                                ------------


   Expenses --
     Investment Adviser fee (Note 3)........   $    442,120
     Administrator fee (Note 3).............        103,457
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        1,280
     Distribution expenses (Note 4).........        218,218
     Custodian fee..........................         45,296
     Audit services.........................         30,698
     Transfer and dividend disbursing agent fees     25,845
     Shareholder communication expense......         12,380
     Registration costs.....................         19,832
     Legal services.........................            667
     Printing...............................          1,519
     Interest expense.......................             46
     Miscellaneous..........................          6,610
                                                ------------

       Total expenses.......................   $    907,968

     Deduct --
       Reduction of custodian fee (Note 1C).          8,952
                                                ------------

       Net expenses.........................   $    899,016
                                                ------------

         Net investment income..............   $  6,253,543
                                                ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

   Net realized gain on investment transactions
     (identified cost basis)................   $  1,478,297
   Change in unrealized appreciation
     of investments.........................     (7,506,256)
                                                ------------

       Net realized and unrealized loss
         on investments.....................   $ (6,027,959)
                                                ------------

       Net increase in net assets
         from operations....................   $     225,584
                                                ============

                        See notes to financial statements

                          WRIGHT TOTAL RETURN BOND FUND




                                                                                                    Year Ended
                                                                                                   December 31,
--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
--------------------------------------------------------------------------------------------------------------------------------


INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
         Net investment income......................................................   $   6,253,543        $    7,829,870
         Net realized gain on investment
           transactions.............................................................       1,478,297               411,969
         Change in unrealized appreciation
           of investments...........................................................      (7,506,256)           17,483,217
                                                                                          ------------         ------------

              Increase in net assets from operations................................   $     225,584        $   25,725,056

     Distributions to shareholders from net investment income.......................      (6,256,731)           (7,796,582)

     Net decrease from Fund share transactions (Note 5).............................     (25,348,824)          (38,663,606)
                                                                                          ------------         ------------

              Net decrease in net assets............................................   $ (31,379,971)       $  (20,735,132)


NET ASSETS:

     At beginning of year...........................................................     122,761,602           143,496,734
                                                                                         ------------         ------------

     At end of year.................................................................   $  91,381,631        $  122,761,602
                                                                                        ==============      ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
     IN NET ASSETS..................................................................   $      75,488        $       78,676
                                                                                        ==============       ==============



                        See notes to financial statements

                          WRIGHT TOTAL RETURN BOND FUND



                                                                            Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           1996(2)        1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                  $ 13.120     $  11.430    $  13.010    $  12.610     $ 12.580
                                                               --------     --------     --------     --------      --------


Income (loss) from Investment Operations:
   Net investment income....................                  $  0.720     $   0.758    $   0.740    $   0.789     $  0.830
   Net realized and unrealized gain (loss) on
     investments............................                    (0.809)        1.685       (1.580)       0.580        0.030
                                                               --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........                  $ (0.089)    $   2.443    $  (0.840)   $   1.369     $  0.860
                                                               --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............                  $ (0.709)    $  (0.753)   $  (0.740)   $  (0.789)    $ (0.830)
   From net realized gain on investments....                      --             --           --        (0.177)         --
   In excess of net realized gain on investments                  --             --           --        (0.003)         --
                                                              --------      --------      --------     --------     --------

     Total distributions....................                  $ (0.709)    $  (0.753)   $  (0.740)   $  (0.969)    $ (0.830)
                                                               --------     --------     --------     --------      --------


Net asset value, end of year................                  $ 12.500     $ 13.120     $ 11.430     $  13.010     $ 12.610
                                                              =========    =========    =========    =========    =========

Total Return(1).............................                     0.87%       21.97%      (6.57%)        11.03%        7.13%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                  $ 91,382     $122,762     $143,497     $ 259,513     $217,564
   Ratio of net expenses to average net assets                    0.8%         0.8%         0.8%          0.8%         0.8%
   Ratio of net investment income to average
     net assets.............................                      5.7%         6.2%         6.1%          6.0%         6.7%
   Portfolio Turnover Rate..................                       96%          50%          32%           36%          13%


(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.

(2)Certain of the per share data are based on average shares outstanding.

                        See notes to financial statements

                        WRIGHT CURRENT INCOME FUND (WCIF)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value       Yield(1)
-------------------------------------------------------------------------------------------------------------------------------


$ 1,359,586       GNMA POOL #    000545                   7.500%      12/20/22        $100.062     $ 1,360,429       7.50%
  2,205,436       GNMA POOL #    000723                   7.500%       1/20/23         100.062       2,206,804       7.50%
  2,018,625       GNMA POOL #    001268                   8.000%       7/20/23         102.156       2,062,147       7.83%
    129,558       GNMA POOL #    001596                   9.000%       4/20/21         105.656         136,886       8.52%
    518,937       GNMA POOL #    001788                   7.000%       7/20/24          97.718         507,095       7.16%
    987,572       GNMA POOL #    002218                   7.500%       5/20/26          99.624         983,859       7.53%
      6,240       GNMA POOL #    012526                   8.000%      11/15/06         103.782           6,477       7.71%
      4,903       GNMA POOL #    000434                   8.000%       4/15/01         102.477           5,024       7.81%
      1,263       GNMA POOL #    000473                   7.500%       4/15/01         101.116           1,278       7.42%
      3,077       GNMA POOL #    001408                   6.500%       3/15/02          99.386           3,058       6.54%
      3,014       GNMA POOL #    003026                   8.000%       1/15/04         103.095           3,108       7.76%
      1,403       GNMA POOL #    003331                   8.000%       1/15/04         103.095           1,447       7.76%
      3,876       GNMA POOL #    004183                   8.000%       7/15/04         103.366           4,006       7.74%
      2,774       GNMA POOL #    004433                   9.000%      11/15/04         105.403           2,925       8.54%
    963,144       GNMA POOL #    004702                   7.500%       2/15/26         100.093         964,040       7.49%
      7,746       GNMA POOL #    005466                   8.500%       3/15/05         104.464           8,092       8.14%
        785       GNMA POOL #    005561                   8.500%       4/15/05         104.096             818       8.17%
  3,956,983       GNMA POOL #    005601                   8.000%      11/15/26         102.000       4,036,123       7.84%
      3,280       GNMA POOL #    005687                   7.250%       2/15/05         101.358           3,325       7.15%
      4,618       GNMA POOL #    005910                   7.250%       2/15/05         101.358           4,681       7.15%
     17,453       GNMA POOL #    007003                   8.000%       7/15/05         103.594          18,081       7.72%
      2,864       GNMA POOL #    007319                   6.500%      10/15/04          98.955           2,835       6.57%
      7,032       GNMA POOL #    009106                   8.250%       5/15/06         104.407           7,342       7.90%
      9,296       GNMA POOL #    009889                   7.250%       2/15/06         101.278           9,415       7.16%
      1,822       GNMA POOL #    011191                   7.250%       4/15/06         101.278           1,845       7.16%
    100,744       GNMA POOL #    151443                  10.000%       3/15/16         110.134         110,954       9.08%
     32,247       GNMA POOL #    153564                  10.000%       4/15/16         110.160          35,524       9.08%
    172,677       GNMA POOL #    172558                   9.500%       8/15/16         108.625         187,571       8.75%
    181,716       GNMA POOL #    176992                   8.000%      11/15/16         103.555         188,176       7.73%
     53,259       GNMA POOL #    177784                   8.000%      10/15/16         103.499          55,123       7.73%
     63,354       GNMA POOL #    180033                   9.500%       9/15/16         108.625          68,819       8.75%
     11,057       GNMA POOL #    188060                   9.500%      10/15/16         108.625          12,011       8.75%
      8,161       GNMA POOL #    190959                   8.500%       2/15/17         105.518           8,611       8.06%
    144,260       GNMA POOL #    192357                   8.000%       4/15/17         103.499         149,309       7.73%
    490,228       GNMA POOL #    194057                   8.500%       4/15/17         105.531         517,343       8.05%
    109,267       GNMA POOL #    194287                   9.500%       3/15/17         108.625         118,692       8.75%
    876,564       GNMA POOL #    194926                   8.500%       2/15/17         105.518         924,933       8.06%
     15,221       GNMA POOL #    196063                   8.500%       3/15/17         105.518          16,061       8.06%
    207,669       GNMA POOL #    199537                   8.000%       3/15/17         103.499         214,936       7.73%
    323,231       GNMA POOL #    203369                   8.000%      12/15/16         103.499         334,542       7.73%
     15,960       GNMA POOL #    206740                  10.000%      10/15/17         110.140          17,579       9.08%


    114,020       GNMA POOL #    206762                   9.000%       4/15/21         106.593         121,538       8.44%
     94,616       GNMA POOL #    207019                   8.000%       3/15/17         103.499          97,928       7.73%
     33,900       GNMA POOL #    208076                   8.000%       4/15/17         103.611          35,125       7.72%
     33,400       GNMA POOL #    210520                  10.500%       8/15/17         111.747          37,324       9.40%
     34,713       GNMA POOL #    210618                   9.500%       4/15/17         108.625          37,707       8.75%
    163,148       GNMA POOL #    211013                   9.000%       1/15/20         106.655         174,006       8.44%
    167,455       GNMA POOL #    211231                   8.500%       5/15/17         105.518         176,695       8.06%
    107,457       GNMA POOL #    212601                   8.500%       6/15/17         105.518         113,387       8.06%
     34,914       GNMA POOL #    218420                   8.500%      11/15/21         104.750          36,573       8.12%
    256,313       GNMA POOL #    219335                   8.000%       5/15/17         103.499         265,282       7.73%
    260,296       GNMA POOL #    220703                   8.000%       5/15/17         103.499         269,404       7.73%
     28,785       GNMA POOL #    220917                   8.500%       4/15/17         105.518          30,374       8.06%
    633,833       GNMA POOL #    222112                   8.000%       1/15/22         102.900         652,215       7.78%
     41,738       GNMA POOL #    223126                  10.000%       8/15/17         110.140          45,971       9.08%
    136,713       GNMA POOL #    223133                   9.500%       7/15/17         108.593         148,462       8.75%
     31,960       GNMA POOL #    223348                  10.000%       8/15/18         110.140          35,201       9.08%
     22,305       GNMA POOL #    223588                  10.000%      12/15/18         110.140          24,567       9.08%
     16,565       GNMA POOL #    224078                  10.000%       7/15/18         110.093          18,237       9.08%
    101,972       GNMA POOL #    228308                  10.000%       1/15/19         110.093         112,264       9.08%
     78,208       GNMA POOL #    228483                   9.500%       9/15/19         108.531          84,880       8.75%
     57,262       GNMA POOL #    230223                   9.500%       4/15/18         108.625          62,201       8.75%
     72,459       GNMA POOL #    235000                  10.000%       1/15/18         110.140          79,807       9.08%
     69,081       GNMA POOL #    245580                   9.500%       7/15/18         108.562          74,996       8.75%
     56,939       GNMA POOL #    247473                  10.000%       9/15/18         110.140          62,713       9.08%
    162,114       GNMA POOL #    247681                   9.000%      11/15/19         106.655         172,904       8.44%
     41,486       GNMA POOL #    247872                  10.000%       9/15/18         110.093          45,674       9.08%
     34,798       GNMA POOL #    250412                   8.000%       3/15/18         103.349          35,964       7.74%
     68,845       GNMA POOL #    251241                   9.500%       6/15/18         108.593          74,761       8.75%
    119,377       GNMA POOL #    258911                   9.500%       9/15/18         108.562         129,599       8.75%
     59,373       GNMA POOL #    260999                   9.500%       9/15/18         108.562          64,457       8.75%
     88,738       GNMA POOL #    263439                  10.000%       2/15/19         110.093          97,695       9.08%
     98,401       GNMA POOL #    265267                   9.500%       8/15/20         108.531         106,797       8.75%
     40,840       GNMA POOL #    266983                  10.000%       2/15/19         110.093          44,963       9.08%
     31,663       GNMA POOL #    273690                   9.500%       8/15/19         108.562          34,375       8.75%
     56,420       GNMA POOL #    274489                   9.500%      12/15/19         108.531          61,233       8.75%
     37,979       GNMA POOL #    275456                   9.500%       8/15/19         108.531          41,219       8.75%
     83,909       GNMA POOL #    275538                   9.500%       1/15/20         108.562          91,094       8.75%
     50,860       GNMA POOL #    277205                   9.000%      12/15/19         106.864          54,351       8.42%
     45,711       GNMA POOL #    285467                   9.500%       7/15/20         108.531          49,611       8.75%
     98,896       GNMA POOL #    285744                   9.000%       5/15/20         106.864         105,685       8.42%
    127,047       GNMA POOL #    286556                   9.000%       3/15/20         106.655         135,503       8.44%
      2,988       GNMA POOL #    287999                   9.000%       9/15/20         106.655           3,187       8.44%
    232,468       GNMA POOL #    289092                   9.000%       4/15/20         106.655         247,940       8.44%


     13,803       GNMA POOL #    289949                   8.500%       7/15/21         104.750          14,459       8.12%
     32,749       GNMA POOL #    290700                   9.000%       8/15/20         106.593          34,909       8.44%
     65,822       GNMA POOL #    291933                   9.500%       7/15/20         108.500          71,418       8.76%
     42,877       GNMA POOL #    293666                   8.500%       6/15/21         105.140          45,081       8.08%
      2,782       GNMA POOL #    294209                   9.000%       7/15/21         106.530           2,964       8.45%
     58,941       GNMA POOL #    294577                   9.500%      11/15/20         108.500          63,951       8.76%
     13,212       GNMA POOL #    297345                   8.500%       8/15/20         104.945          13,866       8.10%
     40,920       GNMA POOL #    301017                   8.500%       6/15/21         104.750          42,864       8.12%
    114,271       GNMA POOL #    301366                   8.500%       6/15/21         104.945         119,922       8.10%
    143,976       GNMA POOL #    302713                   9.000%       2/15/21         106.530         153,379       8.45%
     15,310       GNMA POOL #    302723                   8.500%       5/15/21         104.945          16,068       8.10%
    115,144       GNMA POOL #    302781                   8.500%       6/15/21         104.945         120,838       8.10%
    138,288       GNMA POOL #    302933                   8.500%       6/15/21         104.945         145,127       8.10%
    110,252       GNMA POOL #    304512                   8.500%       5/15/21         105.335         116,134       8.07%
    250,534       GNMA POOL #    305091                   9.000%       7/15/21         106.530         266,895       8.45%
     19,443       GNMA POOL #    306669                   8.000%       7/15/21         102.750          19,978       7.79%
    167,833       GNMA POOL #    306693                   8.500%       9/15/21         104.750         175,806       8.12%
    148,140       GNMA POOL #    308792                   9.000%       7/15/21         106.530         157,814       8.45%
    108,800       GNMA POOL #    311087                   8.500%       7/15/21         104.750         113,969       8.12%
     21,775       GNMA POOL #    314222                   8.500%       4/15/22         104.406          22,735       8.14%
    257,019       GNMA POOL #    314581                   9.500%      10/15/21         108.425         278,674       8.76%
    478,003       GNMA POOL #    315187                   8.000%       6/15/22         102.750         491,148       7.79%
    585,651       GNMA POOL #    315388                   8.000%       2/15/22         102.900         602,635       7.78%
    449,074       GNMA POOL #    315754                   8.000%       1/15/22         102.750         461,424       7.79%
  1,014,511       GNMA POOL #    316240                   8.000%       1/15/22         102.750       1,042,411       7.79%
    366,704       GNMA POOL #    316615                   8.500%      11/15/21         104.750         384,123       8.12%
    298,004       GNMA POOL #    317069                   8.500%      12/15/21         104.750         312,160       8.12%
    470,767       GNMA POOL #    317351                   8.000%       5/15/22         102.561         482,824       7.80%
    502,269       GNMA POOL #    317358                   8.000%       5/15/22         102.750         516,082       7.79%
    382,600       GNMA POOL #    318776                   8.000%       2/15/22         102.750         393,122       7.79%
     12,593       GNMA POOL #    318793                   8.500%       2/15/22         105.140          13,241       8.08%
    445,621       GNMA POOL #    319441                   8.500%       4/15/22         104.406         465,256       8.14%
    289,518       GNMA POOL #    321806                   8.000%       5/15/22         102.750         297,480       7.79%
    577,679       GNMA POOL #    321807                   8.000%       5/15/22         102.561         592,473       7.80%
    387,233       GNMA POOL #    321976                   8.500%       1/15/22         104.750         405,627       8.12%
    639,877       GNMA POOL #    323226                   8.000%       6/15/22         102.561         656,265       7.80%
    557,615       GNMA POOL #    323929                   8.000%       2/15/22         102.750         572,950       7.79%
    525,287       GNMA POOL #    325165                   8.000%       6/15/22         102.561         538,740       7.80%
    399,838       GNMA POOL #    325651                   8.000%       6/15/22         102.750         410,834       7.79%
    741,476       GNMA POOL #    329540                   7.500%       8/15/22         100.468         744,947       7.47%
  1,186,208       GNMA POOL #    329982                   7.500%       2/15/23         100.468       1,191,759       7.47%
    619,361       GNMA POOL #    331361                   8.000%      11/15/22         102.561         635,224       7.80%
  1,259,850       GNMA POOL #    335746                   8.000%      10/15/22         102.561       1,292,115       7.80%


    445,358       GNMA POOL #    335950                   8.000%      10/15/22         102.561         456,764       7.80%
  2,406,208       GNMA POOL #    348103                   7.000%       6/15/23          98.344       2,366,362       7.12%
    877,005       GNMA POOL #    348213                   6.500%       8/15/23          95.969         841,653       6.77%
  1,423,271       GNMA POOL #    350372                   7.000%       4/15/23          98.488       1,401,751       7.11%
  1,554,781       GNMA POOL #    350659                   7.500%       6/15/23         100.375       1,560,612       7.47%
  1,842,477       GNMA POOL #    350938                   6.500%       8/15/23          95.969       1,768,207       6.77%
    835,283       GNMA POOL #    362125                   7.000%      10/15/23          98.488         822,654       7.11%
    907,512       GNMA POOL #    362174                   6.500%       1/15/24          96.107         872,183       6.76%
    868,034       GNMA POOL #    362628                   7.000%       8/15/23          98.250         852,844       7.13%
    933,704       GNMA POOL #    363429                   7.000%       8/15/23          98.250         917,365       7.13%
    837,373       GNMA POOL #    367414                   6.000%      11/15/23          93.219         780,591       6.44%
  1,633,663       GNMA POOL #    367806                   6.500%       9/15/23          95.969       1,567,810       6.77%
  2,141,556       GNMA POOL #    368238                   7.000%      12/15/23          98.250       2,104,079       7.13%
  2,608,910       GNMA POOL #    368502                   7.000%       2/15/24          98.250       2,563,254       7.13%
  1,795,459       GNMA POOL #    370773                   6.000%      11/15/23          93.219       1,673,710       6.44%
  2,792,225       GNMA POOL #    372050                   6.500%       2/15/24          95.969       2,679,671       6.77%
    952,783       GNMA POOL #    398251                   7.500%       9/15/25         100.093         953,669       7.49%
  1,006,070       GNMA POOL #    414736                   7.500%      11/15/25         100.093       1,007,006       7.49%
    988,150       GNMA POOL #    421829                   7.500%       4/15/26         100.031         988,457       7.50%
    992,581       GNMA POOL #    424173                   7.500%       3/15/26         100.093         993,505       7.49%
  1,006,423       GNMA POOL #    431036                   8.000%       7/15/26         102.000       1,026,552       7.84%
  1,299,058       GNMA POOL #    436723                   7.500%      11/15/26         100.031       1,299,461       7.50%
  1,075,000       GNMA POOL #    442193                   7.500%      12/15/26         100.031       1,075,333       7.50%
                                                                                                   -----------
Total Government Investments (identified cost, $65,163,751)-- 100.2%                               $64,768,377

RESERVE FUNDS - 1.3%

$   830,000       American Express Corp                   6.753%      01/02/97         100.000         830,000       6.75%
                                                                                                    -----------     ------

Total Investments (identified cost $65,993,751)-- 101.5%                                           $65,598,377

Other Assets, less Liabilities-- (1.5%)                                                               (975,006)
                                                                                                    -----------

Net Assets-- 100.0%                                                                                $64,623,371

                                                                                                  ============

(1) Unaudited.



                        See notes to financial statements

                           WRIGHT CURRENT INCOME FUND




                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
----------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost........................   $ 65,993,751
     Unrealized depreciation................       (395,374)
                                                ------------

       Total value (Note 1A)................   $ 65,598,377

   Cash ....................................          3,203
   Interest receivable......................        405,635
   Receivable for investments sold..........          4,370
                                                ------------

     Total Assets...........................   $ 66,011,585
                                                ------------


LIABILITIES:

   Payable for Fund shares reacquired.......   $  1,271,240
   Payable to dividend disbursing agent.....        100,569
   Trustees' fees payable...................             50
   Payable to Investment Adviser( Note 3)...          4,340
   Accrued expenses and other liabilities...         12,015
                                                ------------

     Total Liabilities......................   $  1,388,214
                                                ------------


NET ASSETS..................................   $ 64,623,371
                                                ============

NET ASSETS CONSIST OF:

Proceeds from sales of shares (including shares
   issued to shareholders in payment of distributions
   declared), less cost of shares redeemed..   $ 66,102,800
Accumulated net realized loss on investment
   transactions (computed on the basis of
   identified cost).........................     (1,027,355)
Unrealized depreciation of investments (computed
   on the basis of identified cost).........       (395,374)
Distributions in excess of net investment income    (56,700)
                                                ------------

   Net assets applicable to outstanding shares$  64,623,371
                                                ============
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..............................      6,198,253
                                                ============
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...................         $10.43
                                                ============


                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
-----------------------------------------------------------------------------


INVESTMENT INCOME:

   Interest Income (Note 1B)................   $  4,751,269
                                                ------------


   Expenses --
     Investment Adviser fee (Note 3)........   $    256,204
     Administrator fee (Note 3).............         64,043
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator        1,242
     Distribution expenses (Note 4).........        129,541
     Custodian fee..........................         52,891
     Audit services.........................         19,775
     Transfer and dividend disbursing agent fees     11,661
     Shareholder communication expense......          6,822
     Registration costs.....................         21,470
     Interest expense.......................            779
     Printing...............................            624
     Legal services.........................            667
     Miscellaneous..........................          7,283
                                                ------------
       Total expenses.......................   $    573,002

     Deduct --
       Reduction of custodian fee (Note 1C).          6,486
                                                ------------

       Net expenses.........................   $    566,516
                                                ------------

         Net investment income..............   $  4,184,753
                                                ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

   Net realized loss on investment transactions
     (identified cost basis)................   $   (196,901)
   Change in unrealized depreciation
     of investments.........................     (1,341,304)
                                                ------------
       Net realized and unrealized loss
         on investments.....................   $ (1,538,205)
                                                ------------
       Net increase in net assets
         from operations....................   $  2,646,548
                                                ============



                        See notes to financial statements

                           WRIGHT CURRENT INCOME FUND




                                                                                                    Year Ended
                                                                                                   December 31,
--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                         1996                  1995
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

     From operations --
         Net investment income..................................................      $    4,184,753        $    5,303,079
         Net realized loss on investment
           transactions.........................................................            (196,901)             (215,933)
         Change in unrealized appreciation (depreciation)
           of investments.......................................................          (1,341,304)            7,735,307
                                                                                         ------------         ------------

              Increase in net assets from operations............................      $    2,646,548        $   12,822,453


     Distributions to shareholders --
         From net investment income.............................................          (4,191,419)           (5,270,012)

     Net decrease from Fund share transactions (Note 5).........................            (176,931)          (25,384,872)
                                                                                         ------------          ------------

              Net decrease in net assets........................................      $   (1,721,802)       $  (17,832,431)


NET ASSETS:

     At beginning of year.......................................................          66,345,173            84,177,604
                                                                                       ------------         ------------

     At end of year.............................................................      $   64,623,371        $   66,345,173
                                                                                       ==============      ==============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
     INCOME INCLUDED IN NET ASSETS..............................................      $      (56,700)       $       33,615
                                                                                       ==============      ==============




                        See notes to financial statements

                           WRIGHT CURRENT INCOME FUND



                                                                            Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1996          1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 10.670     $   9.710    $  10.750    $  10.780     $ 10.850
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income....................                  $  0.674     $   0.696    $   0.690    $   0.728     $  0.767
   Net realized and unrealized gain (loss) on
     investments............................                    (0.239)        0.955       (1.040)      (0.030)      (0.069)
                                                              --------     --------     --------     --------      --------

       Total income (loss)
         from investment operations.........                  $  0.435     $   1.651    $  (0.350)   $   0.698     $  0.698
                                                              --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............                  $ (0.675)    $  (0.691)   $  (0.690)*  $  (0.728)    $ (0.767)
   From net realized gain...................                    --            --           --           --                 (0.001)
                                                              --------     --------     --------     --------      --------

       Total distributions..................                  $ (0.675)    $  (0.691)   $  (0.690)   $  (0.728)    $ (0.768)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 10.430     $  10.670    $   9.710    $  10.750     $ 10.780
                                                              =========    =========    =========    =========    =========

Total Return(1).............................                     4.31%       17.46%      (3.30%)         6.59%        6.73%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                  $ 64,623     $ 66,345       $84,178    $ 115,158     $ 99,676
   Ratio of net expenses to average net assets                    0.9%         0.9%          0.8%         0.8%         0.9%
   Ratio of net investment income to average
    net assets..............................                      6.5%         6.8%         6.9%          6.7%         7.2%
   Portfolio Turnover Rate..................                        9%          26%          10%            4%          13%


*  Includes distribution in excess of net investment income of $.00013 per share.

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.


                        See notes to financial statements

                         THE WRIGHT MANAGED INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS




(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Trust, issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Treasury Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Investments of the various funds for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes value. WTMM's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. Interest Income -- Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the Funds.

C. Expense Reduction -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

 D. Federal Taxes-- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Trust, for federal income tax purposes, had capital loss carryovers of $18,204 (WTMM), $19,381,446 (WNTB) and $1,027,355
    (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

       12/31             WTMM         WNTB         WCIF
---------------------------------------------------------------------------

       1997           $    48    $ 1,319,208    $     --
       1998               --       3,324,484          --
       1999               --       4,467,443          --
       2000               939      2,957,673        7,132
       2001             1,921            --         8,621
       2002             1,315      6,936,070      682,417
       2003               --         376,568      215,933
       2004            13,981            --       113,252

     At December 31, 1996, net capital losses of $15,788 for the Near Term Bond Fund attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day of the Fund's next taxable year.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

(2)  DISTRIBUTIONS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same Fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains.

     The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1997 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

     During the year ended December 31, 1996, the following amounts were reclassified due to differences between book and tax accounting.

                            Accumulated Undistrib-
                           uted Net Realized Gain
                            (Loss) on Investment         Undistributed
                Paid-In     and Foreign Currency         Net Investment
                Capital        Transactions              Income (Loss)
----------------------------------------------------------------------------

WNTB         $(1,672,058)    $ 1,720,999                $ (48,941)
WCIF              --              83,649                  (83,649)
----------------------------------------------------------------------------


Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1996, the effective annual rate was 0.35% for WTMM, 0.42% for WNTB, 0.40% for WUSTB, 0.41% for WTRB, and 0.40% for WCIF. To enhance the net income of the Funds, Wright made a reduction of its investment adviser fee by $127,441 for WTMM and $28,748 for the benefit of WUSTB. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1996, the effective annual rate was 0.07% for WTMM, 0.08% for WNTB, 0.10% for WUSTB, 0.09% for WTRB, and 0.10% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.


(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a subsidiary of Wright, at an annual rate of 2/10 of 1% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's shares. For the year ended December 31, 1996, the Principal Underwriter made a reduction of its fee to WUSTB of $6,191.

(5)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                   Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                           1996                             1995
                                                                   Shares        Amount           Shares          Amount
-------------------------------------------------------------------------------------------------------------------------------


WRIGHT U.S. TREASURY NEAR TERM FUND --
     Sales....................................................  3,340,768    $ 34,366,823        2,507,050    $ 25,756,963
     Issued to shareholders in payment of
       distributions declared.................................    461,357       4,738,955          657,890       6,744,268
     Redemptions.............................................. (4,819,450)    (49,545,671)     (10,814,467)   (110,894,862)
                                                                ----------   -------------       ----------   -------------

         Net decrease......................................... (1,017,325)   $(10,439,893)      (7,649,527)   $(78,393,631)
                                                                ==========   =============       ==========   ============

WRIGHT U.S. TREASURY FUND --
     Sales....................................................  3,670,606    $ 49,896,782          111,589    $  1,478,738
     Issued to shareholders in payment
       of distributions declared..............................    164,524       2,233,676           41,352         557,152
     Redemptions..............................................   (817,559)    (11,115,624)        (482,923)     (6,531,999)
                                                                ----------   -------------       ----------   -------------

         Net increase (decrease)..............................  3,017,571    $  41,014,834        (329,982)   $ (4,496,109)
                                                                ==========   =============       ==========   ============

WRIGHT TOTAL RETURN BOND FUND --
     Sales....................................................    931,801    $ 11,573,005        1,710,110    $ 21,132,654
     Issued to shareholders in payment
       of distributions declared..............................    344,332       4,267,461           470,132      5,784,061
     Redemptions.............................................. (3,318,666)    (41,189,290)      (5,380,600)    (65,580,321)
                                                                ----------   -------------       ----------   -------------

         Net decrease......................................... (2,042,533)   $(25,348,824)      (3,200,358)   $(38,663,606)
                                                                ==========   =============       ==========   ============

WRIGHT CURRENT INCOME FUND --
     Sales....................................................  1,488,351    $ 15,484,497          796,965    $  8,232,880
     Issued to shareholders in payment
       of distributions declared..............................    289,710       3,004,165          397,997       4,102,611
     Redemptions.............................................. (1,798,536)    (18,665,593)      (3,646,704)    (37,720,363)
                                                                ----------   -------------       ----------   -------------

         Net decrease.........................................    (20,475)   $   (176,931)      (2,451,742)   $(25,384,872)
                                                                ==========   =============       ==========   ============


(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                                                   Year Ended December 31,1996
---------------------------------------------------------------------------------------------------------------------------------
                                Wright U.S. Treasury Wright U.S. Treasury   Wright U.S.      Wright Total      Wright Current
                                  Money Market Fund    Near Term Fund      Treasury Fund   Return Bond Fund     Income  Fund
---------------------------------------------------------------------------------------------------------------------------------

Purchases --
     Non-U.S. Gov't Obligations..   $         --      $         --       $         --       $         --      $         --
                                    =============     =============      =============      =============     =============
     U.S. Gov't Obligations......   $ 284,861,302     $  61,735,570      $  65,460,742      $ 101,867,852     $  14,908,355
                                    =============     =============      =============      =============     =============
Sales --
     Non-U.S. Gov't Obligations..   $         --      $         --       $         --       $  44,345,402     $         --
                                    =============     =============      =============      =============     =============
     U.S. Gov't Obligations......   $ 238,391,797     $  38,766,914      $  25,694,285      $  81,491,598     $   5,671,960
                                    =============     =============      =============      =============     =============

---------------------------------------------------------------------------------------------------------------------------------




(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

                                                   Wright U.S. Treasury    Wright U.S.      Wright Total      Wright Current
                                                      Near Term Fund      Treasury Fund   Return Bond Fund     Income  Fund
-------------------------------------------------------------------------------------------------------------------------------

Aggregate cost...................................     $129,711,415       $ 53,927,911       $ 89,923,919      $ 65,993,751
                                                      =============      =============      =============     =============

Gross unrealized appreciation....................     $  1,502,601       $    499,067       $    612,547      $    832,973
Gross unrealized depreciation....................         (502,450)          (257,720)          (469,284)       (1,228,347)
                                                     --------------     --------------     --------------    --------------

     Net unrealized appreciation (depreciation)..     $  1,000,151       $    241,347       $    143,263      $   (395,374)
                                                      =============      =============      =============     =============

                          INDEPENDENT AUDITORS' REPORT






         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Income Trust (the Trust) (comprising, respectively, of U.S. Treasury Money Market Fund, Wright U.S. Treasury Near Term Fund, Wright U.S. Treasury Fund, Wright Total Return Bond Fund, and Wright Current Income Fund) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion,  such  financial  statements  and financial  highlights present fairly, in all material respects, the financial position of each of the respective Funds constituting The Wright Managed Income Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         January 31, 1997

The Wright Managed
Equity Trust

The Wright Managed
Income Trust

ANNUAL
REPORTS


Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President
Winthrop S. Emmet, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer

Administrator
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Investment Adviser
Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Principal Underwriter
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Custodian
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

Transfer and Dividend Disbursing Agent
First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5123
Westborough, Massachusetts 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.